SEMIANNUAL REPORT
                                NOVEMBER 30, 1996

                            [american century logo]
                                    American
                                  Century(sm)

                                     BENHAM
                                      GROUP

                       Arizona Intermediate-Term Municipal

                                 [front cover]


                                TABLE OF CONTENTS

Report Highlights ..................................1
Our Message to You .................................2
Period Overview ....................................3
Arizona Municipal Credit Overview ..................4
Performance Information ............................5
Management Q & A ...................................6
Schedule of Investments ............................8
Statement of Assets and Liabilities ...............10
Statement of Operations ...........................11
Statements of Changes in Net Assets ...............12
Notes to Financial Statements .....................13
Financial Highlights ..............................16
Background Information
     Investment Objectives & Policies .............20
     Comparative Indices ..........................20
     Lipper Rankings ..............................20
Glossary ..........................................21


   American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 American Century Investments -- Family of Funds

       Benham Group            American Century Group    Twentieth Century Group

    MONEY MARKET FUNDS           ASSET ALLOCATION &
   GOVERNMENT BOND FUNDS           BALANCED FUNDS             GROWTH FUNDS
  DIVERSIFIED BOND FUNDS      CONSERVATIVE EQUITY FUNDS    INTERNATIONAL FUNDS
   MUNICIPAL BOND FUNDS            SPECIALTY FUNDS

          Arizona
Intermediate-Term Municipal


We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and The Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                                REPORT HIGHLIGHTS

Period Overview


o The U.S. economy expanded at a modest, non-inflationary pace during the six-month period ended November 30, 1996. As a result, the U.S. Federal Reserve held short-term interest rates steady.

o Overall, municipal securities (munis) performed favorably during the period. Historically low issuance of new munis helped dampen market gyrations, keeping prices relatively stable.

o Looking forward, despite some uncertainty about the strength of the U.S. economy, munis have many factors working in their favor. Some of these factors include the reduced likelihood of major tax reform and the possibility for further reductions to the U.S. budget deficit.


Credit Overview

o Arizona's economy continued to expand during the second half of 1996, though at a slower pace than in recent years.

o As the state's population continued to rise, its overall unemployment rate edged higher to 5.5% during September (slightly above the 5.2% national average).

o Arizona's growing economy and demonstrated fiscal soundness continued to contribute to an improvement in the state's credit quality.

o Based upon Arizona's history of conservative fiscal management and our expectation that the state's strong fundamentals will continue, our outlook for Arizona is optimistic.


Intermediate-Term Municipal

o The fund posted a 4.79% total return for the six-month period ended November 30, 1996 (slightly higher than the fund's peer group average).

o We kept the fund's duration within a narrow range of 5.2-5.4 years during the period to help limit unwanted volatility in the fund's returns.

o Barring a significant change in the economic outlook, we will likely maintain the fund's neutral stance going forward, making selective adjustments as conditions warrant.


                       Arizona Intermediate-Term Municipal

                          Total Returns:AS OF 11/30/96
                                 6 Months 4.79%*
                                  1 Year 4.91%

                            Net Assets:$27.4 million
                                (AS OF 11/30/96)

                            Inception Date: 4/11/94

                              Ticker Symbol: BEAMX


                               * Not annualized.


Semiannual Report                                        Report Highlights     1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

   The six months ended November 30, 1996, were eventful, both in the U.S. bond market and at our company. After a rocky period in the first half of 1996, bonds stabilized during the summer and enjoyed a rebound in October and November. In the following pages, our investment management team provides further details about the market and how your fund was managed during the period.

   Changing market conditions underscore the importance of quality investments. Our commitment to quality securities is exemplified by our municipal credit research team. The three members of the team carry out in-depth analysis on all securities considered for purchase by American Century municipal money market and bond funds. The team recently established a new credit management system that defines investment limits to cap our funds' exposure to individual issuers, sectors or regions.

   On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services.

   We also changed the name of our company. On January 1, 1997, we began serving you as American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The Arizona Intermediate-Term Municipal fund will remain in the Benham Group, reflecting its continued adherence to the fixed-income investment approach that we have employed for years.

   This report is the first in a new format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

   These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.

Sincerely,

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer
American Century Companies


/s/James M. Benham
James M. Benham
Vice Chairman
American Century Companies

2     Our Message to You                            American Century Investments


                                 PERIOD OVERVIEW


U.S. Economy

   During the six months ended November 30, 1996, the U.S. economy continued to rebound from slow growth during 1995 and early 1996. An improving retail sector, surging auto sales and a resilient housing market helped the economy expand at an impressive 4.7% annual rate in the second quarter of 1996. The economy remained strong throughout the summer as healthy employment growth sent the national unemployment rate to a six-year low of 5.1% by August. However, this trend appeared to reverse itself late in the period-- third-quarter economic growth slowed to a more sedate 2.1% annual pace.

   In spite of the second-quarter surge in growth, inflation remained tame. From the start of 1996 through November, inflation (as measured by the consumer price index) grew at an annual rate of 3.3%. In light of this lack of inflationary pressure, the Fed held short-term interest rates steady throughout the six-month period.

[line graph - data described below]

U.S. Municipal Bond Market

   Overall, the six-month period ended November 30, 1996, was a favorable one for municipal bonds (munis). The accompanying muni yield curve graph depicts how the muni yield curve shifted lower throughout the period. Although munis traded listlessly throughout the summer, reflecting the market's uncertainty about the strength of the U.S. economy, munis outperformed Treasury securities (Treasurys) between mid-June and late August. By late September, the outlook for munis began to change. Continued signs of low inflation, stable monetary policy, and expectations of a status quo election year ignited a substantial market rebound, which continued through October and November. As is often the case when interest rates are falling rapidly, munis underperformed Treasurys.

   Muni yields declined significantly during the six-month period. Yields on shorter-term munis fell more than 30 basis points, while yields on longer-term munis dropped by about 50 basis points.

   Historically low issuance of new munis, especially among shorter-maturity securities, continued to support muni prices. While 1996 muni issuance through November was slightly higher than 1995 levels, the limited supply helped dampen market volatility and keep prices relatively stable. Although some muni refunding activity occurred when interest rates fell late in the period, the refundings had little impact on bond prices.

   Looking forward, more recent data has provided enough conflicting evidence to cause considerable uncertainty about the rate of U.S. economic growth. Despite this concern, there are many positive factors working in munis' favor. One is muni issuance, which should remain at historically low levels in the near term. Barring a significant decrease in interest rates, muni refundings should also remain tame. In addition, the reduced likelihood of major tax reform and the possibility for further reductions to the budget deficit improve the outlook for munis.

[line graph data]

   Municipal Yield Curve

   Years          11/29/96          8/26/96          6/14/96
   1              3.46%             3.8%             3.76%
   2              3.76              4.05             4.25
   3              3.96              4.25             4.47
   4              4.08              4.4              4.62
   5              4.18              4.5              4.74
   6              4.28              4.6              4.84
   7              4.38              4.7              4.94
   8              4.48              4.8              5.04
   9              4.58              4.9              5.14
   10             4.68              5                5.24
   11             4.768             5.082            5.33
   12             4.856             5.164            5.42
   13             4.944             5.246            5.51
   14             5.032             5.328            5.6
   15             5.12              5.41             5.69
   16             5.148             5.444            5.724
   17             5.176             5.478            5.758
   18             5.204             5.512            5.792
   19             5.232             5.546            5.826
   20             5.26              5.58             5.86
   21             5.268             5.588            5.868
   22             5.276             5.596            5.876
   23             5.284             5.604            5.884
   24             5.292             5.612            5.892
   25             5.3               5.62             5.9
   26             5.304             5.624            5.904
   27             5.308             5.628            5.908
   28             5.312             5.632            5.912
   29             5.316             5.636            5.916
   30             5.32              5.64             5.92


Investment terms are defined in the Glossary on page 21.

Semiannual Report                                          Period Overview     3


                        ARIZONA MUNICIPAL CREDIT OVERVIEW

   Arizona's economy continued to expand during the second half of 1996, though at a slower pace than in recent years. Overall, the state's unemployment rate edged higher to 5.5% during September, slightly above the 5.2% national average. However, labor markets remain tight in the Phoenix and Tucson areas, where the unemployment rate as of August was 3.7% and 3.6%, respectively.

   The state continued to experience significant population growth in 1996 following a 1995 increase of 3.5%, the second-largest increase in percentage terms in the nation. Arizona's metropolitan areas posted population and per capita personal income growth second only to Las Vegas. Arizona residents saw their personal incomes expand at a 7.3% annual rate between 1990 and 1995, behind only Utah and Nevada.

   The combination of strong economic activity and population growth is buoying the state's construction sector. Total building permit issuance continued to climb during 1996. Though permit issuance remains at a high annual level, residential building permits have actually tapered off (see the accompanying graph for trends in residential building permit issuance). Commercial construction is forging ahead, however, and should support the state's construction sector for the near future.

[line graph - data described below]

   International trade and tourism also proved to be strong components of the economy. The state attracted roughly 20 million visitors through September 1996, consistent with 1995's total of 25 million. Arizona also benefited from an increase in cross-border trade with Mexico as a result of the North American Free Trade Agreement (NAFTA).

   Arizona's positive economic environment translated into a 7% increase in aggregate retail sales in 1996 over 1995 levels. The steady rise in taxable sales indicated by the accompanying graph has been good for the state's budget--general fund revenues are also up almost 5% on a year-over-year basis in fiscal 1996.

   The state's growing economy and demonstrated fiscal soundness continue to contribute to an improvement in Arizona credit quality. Credit trends have shown improvement in the metropolitan areas of Phoenix and Tucson. We continue to anticipate an improvement in credit ratings for Maricopa County, a primary component of the state's economy that appears to have worked through the problems of the early 1990s.

   Looking forward, we have a positive view of Arizona municipal credit quality based on the state's history of conservative fiscal management and our expectation that the state's strong economic fundamentals will continue. However, Arizona's rapid economic and population growth will likely result in the need for large capital outlays. The state's burgeoning population is straining infrastructure, particularly affecting Arizona's schools. Future credit quality will depend to a large extent on the state's and localities' ability to manage capital plans and debt issuance.

[line graph data]

Arizona Retail Sales and Residential Building Permits

Retail Sales (left scale, in billions of $)

1986     87.47
1987     93.06
1988     98.35
1989     97.18
1990     102.26
1991     101.85
1992     110.69
1993     115.61
1994     128.79
1995     130.07

Residential building permits (right scale, in thousands of units)


1986     60.43
1987     39.64
1988     32.53
1989     23.32
1990     22.88
1991     23.42
1992     31.37
1993     38.38
1994     51.02
1995     52.65

Source: DRI/McGraw Hill

4     Arizona Municipal Credit Review               American Century Investments

                       ARIZONA INTERMEDIATE-TERM MUNICIPAL




                                             30-DAY                  30-DAY TAX-EQUIVALENT YIELDS
                                               SEC         31.02%        33.90%        34.59%        39.33%
                                              YIELD      Tax Bracket   Tax Bracket   Tax Bracket   Tax Bracket


 CURRENT YIELD (as of November 30, 1996)
   Arizona Intermediate-Term Municipal        3.97%         5.76%         6.01%          6.07%       6.54%


                                                                       6 MONTHS(2)     1 YEAR     LIFE OF FUND(3)


 AVERAGE ANNUAL RETURNS (as of November 30, 1996)(1)
   Arizona Intermediate-Term Municipal ................................   4.79%          4.91%       6.95%
   Lehman 5-Year General Obligation Index(4) ..........................   4.74%          5.37%       6.57%
   Average Other States Intermediate Municipal Fund(5) ................   4.76%          4.29%       6.18%
   Fund's Ranking Among Other States Intermediate Municipal Funds(6) ..    --      10 out of 67  1 out of 52

(1)  Returns are defined in the Glossary on page 21.
(2)  Not annualized.
(3)  From 4/30/94 to 11/30/96. (Inception date was April 11, 1994.)
(4)  See page 20 for more information about this comparative index.
(5)  According to Lipper Analytical Services. See page 20 for more information about Lipper and the fund's category.
(6)  Rankings determined by Lipper based on average annual returns for the periods indicated.

[line graph - data below]

Growth of $10,000 Over the Life of the Fund

                  Arizona Intermediate-Term          Leman 5-Year GO
   4/30/94       $10000                             $10000
   5/31/94        10092                              10056
   6/30/94        10064                              10033
   7/31/94        10234                              10142
   8/31/94        10280                              10191
   9/30/94        10202                              10114
   10/31/94       10083                              10058
   11/30/94       9973                               9993
   12/31/94       10098                              10081
   1/31/95        10268                              10178
   2/28/95        10443                              10326
   3/31/95        10562                              10490
   4/30/95        10625                              10518
   5/31/95        10852                              10749
   6/30/95        10855                              10757
   7/31/95        10985                              10908
   8/31/95        11085                              11018
   9/30/95        11130                              11051
   10/31/95       11233                              11097
   11/30/95       11343                              11192
   12/31/95       11426                              11253
   1/31/96        11574                              11387
   2/29/96        11541                              11349
   3/31/96        11365                              11288
   4/30/96        11378                              11271
   5/31/96        11357                              11258
   6/30/96        11428                              11338
   7/31/96        11540                              11413
   8/31/96        11539                              11436
   9/30/96        11614                              11522
   10/31/96       11724                              11629
   11/30/96       11899                              11791

   Value on 11/30/96
   Arizona Intermediate-Term $11,899

   Lehman  5-Year GO $11,791

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The chart begins on 4/30/94 because it is the date closest to the fund's 4/11/94 inception date for which index return data is available. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.


 PORTFOLIO AT A GLANCE
                              11/30/96     5/31/96
Number of Issues                 35          34
Average Duration             5.42 years  5.42 years
Weighted Average Maturity    7.53 years  7.12 years
Expense Ratio                  0.66%*       0.50%

* Annualized.

See the Glossary on page 21.

Semiannual Report                      Arizona Intermediate-Term Municipal     5


                       ARIZONA INTERMEDIATE-TERM MUNICIPAL


Management Q & A


   An interview with Colleen Denzler, Senior Municipal Portfolio Manager.


How did the Fund perform?

   The fund performed slightly above average compared with its peers. For the six-month period ended November 30, 1996, the fund's total return was 4.79%, compared with the 4.76% average return of the 67 "Other States Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. From a one-year perspective, the fund's performance was even stronger, allowing it to place in the top 15% of its peers. However, please keep in mind that a portion of the fund's expenses were absorbed by Benham Management Corporation during the period and that the rankings listed would have been lower if the fund's returns had been reduced by those expenses.+


How did you position the fund during the period?

   With the possibility of a short-term interest rate hike by the Federal Reserve a palpable concern during much of the period, we kept the fund's duration within a narrow range of 5.2-5.4 years, roughly neutral compared to the fund's peers. In addition to this neutral stance, we maintained a bias toward a ladder portfolio structure, thereby spreading the securities in the fund across the bond-maturity spectrum.


Was  this  neutral   positioning  the  main  reason  why  the  fund's  six-month performance was about average?

   Yes. We tend to avoid making interest rate bets that can cause unwanted volatility in the fund's returns. Rather than looking to add incremental return through aggressive duration management as some of our competitors choose to do, we look to add value to the fund's returns by searching for what we believe are undervalued securities with the potential to appreciate.


Was  the  municipal   credit  research  team   instrumental  in  locating  these
undervalued securities?

   That's correct. Our strong credit research staff continued to make many accurate assessments of specific credit situations in Arizona. The credit team's diligent efforts led to the purchase of many undervalued securities that subsequently appreciated in value.


[bar graph - data below]

ARIZONA INTERMEDIATE-TERM MUNICIPAL
   FISCAL YEAR-BY-YEAR RETURNS (Years ended May 31)

                  Arizona Intermediate-Term Municipal         Lehman 5-Year GO
   1994*          0.92%                                       0.56%
   1995           7.52%                                       6.89%
   1996           4.65%                                       4.74%

 *From 4/29/94 to 5/31/94.

 This chart illustrates the historical year-by-year volatility of the fund's return. The fund's total returns for the 1996 fiscal year include operating expenses, while the comparative index's returns do not. See page 20 for a definition of the fund's comparative index.

+ Benham  Management  Corporation  absorbed the fund's expenses through December
  31, 1995. As of January 1, 1996, the fund began absorbing expenses at a rate of an additional .10% of average daily net assets each month and continued until the fund reached its contractual expense cap of .67% in July 1996.

6     Arizona Intermediate-Term Municipal           American Century Investments



                       ARIZONA INTERMEDIATE-TERM MUNICIPAL


Each January, the fund receives a notable jump in cash inflows. Is there any particular reason why this occurs?

   Many of the Arizona munis in the fund's portfolio make their semiannual interest payments in January and July, thereby increasing the cash coming into the fund during these months. Although Arizona in particular issues more munis that pay coupons on a January/July cycle than many states, nearly 30% of all outstanding munis pay coupons on this cycle.


What steps do you usually take to prepare for this event?

   One of our main goals prior to January of every year is to significantly reduce the fund's cash holdings. In January, as the coupon payments begin flowing into the fund, our cash supplies have been replenished. Since many
Arizona muni investors reinvest their interest payments in the muni market, demand for Arizona munis increases during January, often driving prices higher for a brief period of time. Therefore, instead of immediately using the money to buy munis at inflated prices, we wait until some of the seasonal demand subsides, putting the cash inflows to better use.


What are your plans for the fund going forward?

   Recently, economic evidence concerning the state of the U.S. economy has been mixed, and concern over rising interest rates is again evident in the marketplace. As a result, we will likely maintain the fund's neutral stance, lengthening or shortening the fund's average maturity and duration in a narrow range around this position when appropriate. If the economic outlook does change significantly, we believe the fund is positioned to respond quickly. In addition, we will continue to utilize our strong credit research team to search for securities with undervalued credit ratings that we believe have the potential to appreciate in value.

[pie charts]

   PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 11/30/96)

          Revenue 41%
          GO 34%
          COP 12%
          Prerefunded 11%
          Other 2%

   PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 5/31/96)

          GO 42%
          Revenue 34%
          Prerefunded 7%
          Other 17%

   PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/96)

          AAA 65%
          AA 24%
          A 5%
          BBB 6%

   PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/96)
          AAA 59%
          AA 31%
          A 4%
          BBB 6%

Investment terms are defined in the Glossary on page 21.


Semiannual Report                      Arizona Intermediate-Term Municipal     7


                             SCHEDULE OF INVESTMENTS
                       ARIZONA INTERMEDIATE-TERM MUNICIPAL

NOVEMBER 30, 1996 (UNAUDITED)

Principal Amount                        ($ in Thousands)
--------------------------------------------------------------------------------


 MUNICIPAL BONDS

ARIZONA--89.1%
$  1,000 Arizona State Transportation Board
           Highway Rev., 5.25%, 7-1-09         $1,032
   1,000 Arizona   Transportation   Board
           Excise  Tax  Rev.,  7.00%,  7-1-99,
           Prerefunded at 102% of Par (MBIA)(1) 1,090
     500 City of Mesa Utility Systems Rev., 6.25%,
           7-1-04 (FGIC)                          555
     900 Coconino-Yavapai County's Sedona
           Unified School District No. 9 GO,
           5.60%, 7-1-06 (FGIC)                   947
     545 Gilbert County GO, Series 1994 C,
           6.00%, 7-1-02 (MBIA)                   590
     500 Maricopa County GO, 6.25%, 7-1-03
           (FGIC)                                 552
     500 Maricopa County Industrial Development
           Auth. Hospital Facility Rev., (Samaritan
           Health Services), 7.15%, 12-1-04
           (FGIC)                                 581
   1,000 Maricopa County Public Financing
           Corporation COP, Series 1994,
           5.625%, 6-1-00                       1,028
     500 Maricopa County Unified School District
            No. 4  Mesa  GO, 5.20%, 7-1-06
           (FGIC)                                 520
     500 Maricopa County Unified School District
           No. 6 Washington Elementary,
           Series A, 6.75%, 7-1-03 (AMBAC)        566
     500 Maricopa County Unified School District
           No. 40 Glendale, 5.70%, 7-1-04 (FSA)   537
   1,000 Maricopa County Unified School District
           No. 41 Gilbert GO, Series 1988 F,
           6.20%, 7-1-02, Prerefunded at Par
           (FGIC)(1)                            1,089
     600 Maricopa County Unified School District
           No. 48 Scottsdale GO, 5.00%, 7-1-09    601
   1,000 Maricopa County Unified School District
           No. 97 Deer Valley GO, Series A,
           6.25%, 7-1-06 (MBIA)                 1,109
     300 Phoenix Airport Rev., Series 1994 C,
           5.50%, 7-1-01 (MBIA)                   313


                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

     635 Phoenix Civic Improvement Corp.
           Wastewater Rev., 6.125%, 7-1-03,
           Prerefunded at 102% of Par(1)    $     704
   1,000 Phoenix Civic Improvement Corp.
           Wastewater Rev., 4.85%,
           7-1-07 (MBIA)                          997
     500 Phoenix Civic Improvement Corp.
           Water Systems Rev., 6.00%,
           7-1-02                                 538
     550 Phoenix GO, Series 1992, 6.00%,
           7-1-01                                 591
     350 Phoenix Street and Highway Rev.,
           Series 1992, 6.25%, 7-1-06             381
     500 Phoenix Street and Highway Rev.,
           Series 1992, 5.95%, 7-1-00             529
   1,000 Pima County Sewer Rev., Series 1991,
           6.20%, 7-1-00 (FGIC)                 1,068
   1,000 Pima County Unified School District
           No. 10, Amphitheater GO, 7.00%,
           7-1-05 (MBIA)                        1,167
     915 Pinal County Unified School District
           No. 43 Apache Junction GO,
           Series A, 6.80%, 7-1-08 (FGIC)       1,068
   1,000 Salt River Project Agricultural
           Improvement and Power District,
           Series B, 6.50%, 1-1-04              1,118
     800 Salt River Project Agricultural
           Improvement and Power District,
           Series A, 5.75%, 1-1-07                862
     480 Scottsdale GO, Series 1994,
           7.50%, 7-1-02                          555
   1,275 Tempe GO, 6.25%, 7-1-05                1,426
     200 Tucson Street and Highway Rev.,
           4.50%, 7-1-98                          202
   1,000 Tucson Street and Highway Rev.,
           Series 1992, 5.70%, 7-1-01           1,056
     500 Yavapai County Camp Verde Unified
           School District No. 28 GO,
           Series 1995, 6.10%, 7-1-04 (FGIC)      551
                                               ------
                                               23,923
                                               ------

GUAM--1.9%
     500 Guam Power Auth. Rev., Series 1994 A,
           5.20%, 10-1-97                         506
                                               ------

See Notes to Financial Statements


8     Arizona Intermediate-Term Municipal           American Century Investments



                             SCHEDULE OF INVESTMENTS
                       ARIZONA INTERMEDIATE-TERM MUNICIPAL

NOVEMBER 30, 1996 (UNAUDITED)

                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

PUERTO RICO--9.0%
   1,000 Puerto Rico Electric Power Auth.,
           Series 1995 W Rev.,
           6.00%, 7-1-03 (MBIA)             $   1,094
   1,000 Puerto Rico Public Building Auth. Rev.,
           Series A, 6.25%, 7-1-08 (AMBAC)      1,127
     200 Puerto Rico Public Education and Health
           Rev., 7.60%, 7-1-97, Prerefunded at
           102% of Par (FGIC)(1)                  209
                                                -----
                                                2,430
                                                -----

TOTAL INVESTMENT SECURITIES--100.0%          $26,859(2)
   (Cost $25,918)                            =========


Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
COP = Certificate of Participation
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GO = General Obligation
MBIA = Municipal Bond Insurance Association
(1)  Escrowed in U.S. Government Securities.
(2) The Fund had 1.2% invested in private activity municipal securities. The interest from these securities is treated as a tax preference item in calculating federal alternative minimum tax liability.

See Notes to Financial Statements

Semiannual Report                      Arizona Intermediate-Term Municipal     9


                       STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996 (UNAUDITED)

 ASSETS                                                          $ In Thousands

Investment securities, at value (identified cost of $25,918) ..... $    26,859
Interest receivable ..............................................         683
Prepaid expenses and other assets ................................           3
                                                                   -----------
                                                                        27,545
                                                                   -----------

 LIABILITIES
Disbursements in excess of demand deposit cash ...................          83
Payable for shares redeemed ......................................          19
Dividends payable ................................................           3
Payable to affiliates (Note 2) ...................................          15
                                                                   -----------
                                                                           120
                                                                   -----------
Net Assets Applicable to Outstanding Shares ...................... $    27,425
                                                                   ===========

 CAPITAL SHARES, $10.00 PAR VALUE
Outstanding (Unlimited number of shares authorized)
  (in thousands) .................................................       2,595
                                                                         =====
Net Asset Value Per Share ........................................ $     10.57
                                                                   ===========

 NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......................... $    26,490
Accumulated net realized (loss) on investment transactions .......         (6)
Net unrealized appreciation on investments (Note 3) ..............         941
                                                                   -----------
                                                                   $    27,425
                                                                   ===========

See Notes to Financial Statements

10    Statement of Assets and Liabilities           American Century Investments



                             STATEMENT OF OPERATIONS

SIX MONTHS ENDED NOVEMBER 30, 1996 (UNAUDITED)




 INVESTMENT INCOME                                             $ In Thousands
Income:
Interest ..................................................... $       668
                                                               -----------

Expenses (Note 2):
Investment advisory fees .....................................          57
Administrative fees ..........................................          13
Transfer agency fees .........................................          10
Printing and postage .........................................           7
Auditing and legal fees ......................................           5
Custodian fees ...............................................           4
Registration and filing fees .................................           4
Directors' fees and expenses .................................           1
Other operating expenses .....................................           6
                                                                        --
  Total expenses .............................................         107
Amount waived (Note 2) .......................................        (20)
Custodian earnings credits (Note 4) ..........................         (1)
                                                                        --
  Net expenses ...............................................          86
                                                                        --
Net investment income ........................................         582
                                                                       ---

 REALIZED AND UNREALIZED GAIN

 ON INVESTMENTS (Note 3)
Net realized gain on investments .............................           7
Change in net unrealized appreciation on investments .........         635
                                                                       ---
Net realized and unrealized
gain on investments ..........................................         642
                                                                       ---
Net Increase in Net Assets
Resulting from Operations .................................... $     1,224
                                                               ===========

See Notes to Financial Statements

Semiannual Report                                  Statement of Operations    11


                       STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED NOVEMBER 30, 1996 (UNAUDITED) AND
YEAR ENDED MAY 31, 1996

                                                                                     November 30,        May 31,
Increase in Net Assets                                                                   1996             1996



 OPERATIONS                                                                                $ In Thousands

Net investment income ............................................................ $        582     $     1,131
Net realized gain on investment transactions .....................................            7              88
Change in net unrealized appreciation (depreciation) on investments ..............          635           (277)
                                                                                            ---           ----
Net increase in net assets resulting from operations .............................        1,224             942
                                                                                          -----             ---


 DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .......................................................        (582)         (1,130)
From net realized gains from investment transactions .............................           --            (13)
                                                                                          ----          ------
Decrease in net assets from distributions ........................................        (582)         (1,143)
                                                                                          ----          ------


 CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ........................................................        4,414          11,716
Proceeds from reinvestment of distributions ......................................          446             885
Payments for shares redeemed .....................................................       (3,866)         (6,389)
                                                                                         ------          ------
Net increase in net assets from capital share transactions .......................          994           6,212
                                                                                            ---           -----

Net increase in net assets .......................................................        1,636           6,011


 NET ASSETS
Beginning of period ..............................................................       25,789          19,778
                                                                                         ------          ------

End of period .................................................................... $     27,425     $    25,789
                                                                                   ============     ===========


 TRANSACTIONS IN SHARES OF THE FUND: (In thousands)
Sold .............................................................................          425           1,117
Issued in reinvestment of distributions ..........................................           43              85
Redeemed .........................................................................         (373)           (612)
                                                                                           ----            ----
Net increase .....................................................................           95             590
                                                                                   ============     ===========

See Notes to Financial Statements

12    Statements of Changes in Net Assets           American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996 (UNAUDITED)


1. Organization and Summary of Significant Accounting Policies

   Organization--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century--Benham Arizona Intermediate-Term Municipal Fund (the
Fund) is one of the eight Funds composing the Trust. The Fund is non-diversified under the 1940 Act. The objective of the Fund is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in intermediate-term municipal obligations and maintains a weighted average maturity from five to ten years. The Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Arizona than a fund with a broader geographical diversification. The following significant accounting policies related to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--Securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

   Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Premium and original issue discount is amortized daily using the effective interest rate method. Market discount is recognized as income upon the sale or maturity of the security.

   Income Tax Status--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

   Distributions to Shareholders--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

   The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial reporting and tax purposes.

   Supplementary Information--Certain officers and directors of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

   Futures Contracts--The Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Fund may use futures and option transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures may include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


Semiannual Report                            Notes to Financial Statements    13


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996 (UNAUDITED)

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an investment advisory agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by the Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule.

          .50% of the first $100  million
          .45% of the next $100  million
          .40% of the next $100  million
          .35% of the next $100  million
          .30% of the next $100  million
          .25% of the next $1 billion
          .24% of the next $1 billion
          .23% of the next $1  billion
          .22% of the next $1  billion
          .21% of the next $1 billion
          .20% of the next $1 billion
          .19% of average daily net assets over $6.5 billion

   The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts and the average daily closing net assets of all funds advised by BMC. The agreement was formerly with Benham Financial Services, Inc.

   The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to .67% of average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is subject to renewal in June 1997. BMC voluntarily agreed to absorb all expenses for the Fund through December 31, 1995. Beginning January 1, 1996, the Fund added expenses at a rate of .10% of average daily closing net assets per month until the Fund reached the contractual expense rate of .67%.

   The payable to affiliates as of November 30, 1996, based on the above agreements, was as follows:

Investment Advisor ......................... $10,116
Administrative Services ....................   3,729
Transfer Agent .............................     737
                                             -------
                                             $14,582
                                            ========

   The Trust has a distribution agreement with ACIS, which is responsible for promoting sales of and distributing the Trust's shares. This agreement was formerly with Benham Distributors, Inc.

--------------------------------------------------------------------------------
3. Investment Transactions

   The aggregate cost of municipal debt obligations purchased and proceeds from sales (excluding short-term investments) for the six months ended November 30, 1996, for the Fund totaled $10,306,297 and $8,903,542, respectively.

   As of November 30, 1996, accumulated net unrealized appreciation was $940,919, consisting of unrealized appreciation of $940,919, and unrealized depreciation of $0. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

14     Notes to Financial Statements              American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996 (UNAUDITED)

--------------------------------------------------------------------------------
4. Expense Offset Arrangements


   The Fund's Statement of Operations reflects custodian earnings credits. This amount is used to offset the custody fees payable by the Fund to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ended May 31, 1996, the ratio of operating expenses to average net assets shown in the Financial Highlights is calculated as if these credits had not been earned.


--------------------------------------------------------------------------------
5. Subsequent Events

   The following name changes became effective January 1, 1997:


                        NEW NAMES                                   FORMER NAMES
   Fund's Issuer:       American Century Municipal Trust            Benham Municipal Trust
   Fund:                American Century - Benham Arizona           Benham Arizona Municipal Intermediate-Term Fund
                        Intermediate-Term Municipal Fund
   Parent Company:      American Century Companies, Inc.            Twentieth Century Companies, Inc.

   Distributor:         American Century Investment Services, Inc.  Twentieth Century Securities, Inc.
   Transfer Agent:      American Century Services Corporation       Twentieth Century Services, Inc.


Semiannual Report                            Notes to Financial Statements    15

                              FINANCIAL HIGHLIGHTS
                       ARIZONA INTERMEDIATE-TERM MUNICIPAL

                                                     For a Share Outstanding Throughout the Years ended May 31 (except as noted)

                                                                           1996(1)           1996            1995          1994(2)


 PER-SHARE DATA
Net Asset Value,
Beginning of Period ...........................................    $       10.31      $       10.35   $       10.13   $      10.00
Income from Investment Operations
  Net Investment Income .......................................              .23                .51             .51            .07
  Net Realized and Unrealized Gain (Loss) on Investments ......              .26               (.03)            .22            .13
                                                                             ---               ----             ---            ---
  Total from Investment Operations ............................              .49                .48             .73            .20
                                                                             ---                ---             ---            ---
Distributions
  From Net Investment Income ..................................             (.23)              (.51)           (.51)          (.07)
  From Net Realized Gains on Investment Transactions ..........               --               (.01)             --             --
                                                                            ----               ----            ----           ----
  Total Distributions .........................................             (.23)              (.52)           (.51)          (.07)
                                                                            ----               ----            ----           ----
Net Asset Value, End of Period ................................    $       10.57      $       10.31   $       10.35   $      10.13
                                                                   =============      =============   =============   ============
  Total Return(3) .............................................             4.79%              4.65%           7.52%          1.99%


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to Average Net Assets(4) ........              .66%(5)            .14%            --             --
  Ratio of Operating Expenses to Average
     Net Assets (Before Reimbursement)(4) .....................              .81%(5)            .82%           1.01%        2.33%(5)
  Ratio of Net Investment Income
     to Average Net Assets(4) .................................             4.38%(5)           4.85%           5.16%        5.08%(5)
  Ratio of Net Investment Income to Average
     Net Assets (Before Reimbursement)(4) .....................             4.23%(5)           4.17%           4.15%        2.75%(5)
  Portfolio Turnover Rate .....................................            34.58%             35.78%          33.22%         18.14%
  Net Assets, End of Period (in thousands) ....................        $   27,425         $   25,789      $   19,778      $   7,187

(1)  Six months ended November 30, 1996.
(2)  From April 11, 1994 (commencement of operations) through May 31, 1994.
(3)  Total return assumes reinvestment of dividends and capital gain distributions, if any. Total returns for periods less than one year are not annualized.
(4)  The ratios for the periods subsequent to May 31, 1995, include expenses paid through expense offset arrangements.
(5)  Annualized.

See Notes to Financial Statements

16    Financial Highlights                          American Century Investments

                                      NOTES

Semiannual Report                                                    Notes    17

                                      NOTES

18    Notes                                         American Century Investments

                                      NOTES

Semiannual Report                                                    Notes    19

                             BACKGROUND INFORMATION


Investment Objectives & Policies

   American Century Investments offers 41 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Arizona Intermediate-Term Municipal

   Arizona Intermediate-Term Municipal, which was established on April 11, 1994, seeks to obtain as high a level of current income exempt from Arizona and regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in intermediate-term Arizona municipal obligations with maturities of four or more years and maintains a weighted average portfolio maturity of five to ten years. The fund will invest at least 65% of its net assets in Arizona municipal obligations. The remaining 35% of net assets may be invested in (1) obligations issued by other states and their political subdivisions, (2) obligations issued by U.S. territories or possessions such as Puerto Rico, and (3) U.S. government securities.

Comparative Indices

   The index listed below is used in the report to serve as a comparison for the performance of a fund. It is not an investment product available for purchase.

   The Lehman 5-Year Municipal General Obligation Index is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

Lipper Rankings

   Lipper Analytical Services, Inc. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

   The Lipper Other States Intermediate Municipal Debt Funds Index invests in municipal debt issues with dollar-weighted average maturities of 5 to 10 years and which are exempt from taxation on a specified city or state basis.


PORTFOLIO MANAGEMENT TEAM
  Senior Municipal Portfolio Manager    Colleen Denzler
  Municipal Credit Research Manager     Steven Permut
  Credit Analysts                       Scott Lord, Bill McClintock

20    Background Information                        American Century Investments


                                    GLOSSARY


Returns

   Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results.



Bond Portfolio Structures

   Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to perform best when the yield curve is moving from steep to flat (short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates.)

   Bullet Structure--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to perform best when the yield curve is moving from flat to steep (long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates).

   Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to perform best when interest rates are relatively stable, and it provides a regular schedule of maturing securities.



Investment Terms

   Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

   Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.



Statistical Terminology

   Market Value--the market value of a fund's investments on a given date.

   Number of Issues--the number of different securities issuances held by a fund on a given date.

   Weighted Average Maturity--measures the average amount of time until the securities in a bond portfolio mature, weighted by dollar amount.

   Average Duration--measures the interest rate sensitivity of a bond portfolio. Average duration, measured in years, represents the approximate percentage change in the value of a bond portfolio if interest rates move up or down by one percentage point. Therefore, longer portfolio durations typically mean greater sensitivity to changes in interest rates.



Types of Municipal Securities

   Certificates of Participation (COP)--securities issued to finance public property improvements (such as city halls and police stations).

   General Obligation (GO) Bonds--securities backed by the taxing power of the issuer.

   Municipal Notes--securities with maturities of two years or less.

   Prerefunded Bonds--securities refinanced by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

   Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).



Yields

   30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annualized percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.


Semiannual Report                                                 Glossary    21


   [american century logo]
   American
   Century(sm)

   P.O. Box 419200
   Kansas City, Missouri
   64141-6200

   Person-to-Person Assistance:
   1-800-345-2021 or 816-531-5575

   Automated Information Line:
   1-800-345-8765

   Telecommunications Device for the Deaf:
   1-800-634-4113 or 816-753-1865

   Fax: 816-340-7962

   Internet: www.americancentury.com



   American Century Municipal Trust

   Investment Manager
   Benham Management Corporation
   Mountain View, California

   This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

   American Century Investment Services, Inc.


   9701             [recycle logo]
   SH-BKT-6150         Recycled




                                   [Book Two]



                                SEMIANNUAL REPORT
                                NOVEMBER 30, 1996

                            [american century logo]
                                    American
                                  Century(sm)

                                     BENHAM
                                      GROUP

                         Florida Municipal Money Market
                       Florida Intermediate-Term Municipal

                                 [front cover]


                    TABLE OF CONTENTS

Report Highlights ..................................1
Our Message to You .................................2
Period Overview ....................................3
Florida Municipal Credit Overview ..................4
Florida Municipal Money Market
     Performance Information .......................5
     Management Q & A ..............................6
     Schedule of Investments .......................8
     Financial Highlights .........................22
Florida Intermediate-Term Municipal
     Performance Information ......................11
     Management Q & A .............................12
     Schedule of Investments ......................14
     Financial Highlights .........................23
Statements of Assets and Liabilities ..............16
Statements of Operations ..........................17
Statements of Changes in Net Assets ...............18
Notes to Financial Statements .....................19
Background Information
     Investment Objectives & Policies .............24
     Comparative Indices ..........................24
     Lipper Rankings ..............................24
Glossary ..........................................25

   American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 American Century Investments -- Family of Funds

      Benham Group          American Century Group     Twentieth Century Group

   MONEY MARKET FUNDS         ASSET ALLOCATION &
  GOVERNMENT BOND FUNDS         BALANCED FUNDS              GROWTH FUNDS
 DIVERSIFIED BOND FUNDS    CONSERVATIVE EQUITY FUNDS     INTERNATIONAL FUNDS
  MUNICIPAL BOND FUNDS          SPECIALTY FUNDS

   Florida Municipal
      Money Market

Florida Intermediate-Term
        Municipal

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and The Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                                REPORT HIGHLIGHTS

Period Overview

o The U.S. economy expanded at a modest, non-inflationary pace during the twelve months ended November 30, 1996. As a result, the U.S. Federal Reserve has held short-term interest rates steady since February 1996.

o Municipal securities (munis) performed favorably during the six months ended November 30, 1996. Low issuance supported munis by damping market volatility and keeping bond prices relatively stable.

Credit Review

o Florida's economy saw steady expansion through 1996. Population growth continued at a rapid pace.

o Unemployment in the state fell to 5.1% in October (lower than the national rate of 5.2%).

o A rapidly growing population has increased the need for infrastructure improvements. Large capital outlays will be needed to expand the state's overcrowded school system.

o Our outlook for Florida's credit quality is optimistic. We expect to see stable credit quality for the state over the next two to three years.

Municipal Money Market

o The fund outperformed its Lipper peer group average for the six months ended November 30, 1996.

o Beginning January 1, 1997, management fees will be phased in at a rate of 10 basis points each month until the 61-basis-point expense cap is reached.

Intermediate-Term Municipal

o The fund slightly outperformed its Lipper peer group average for the six months ended November 30, 1996.

o We extended the fund's duration near the end of the period to prepare for heavier cash inflows typically seen in December.

o Going forward, barring a significant change in economic conditions, we will likely maintain the fund's current neutral posture, adjusting its average maturity as conditions warrant.


                                    Municipal
                                  Money Market

                          Total Returns:AS OF 11/30/96
                                 6 Months 1.79%*
                                  1 Year 3.69%

                           Net Assets:$142.7 million
                                (AS OF 11/30/96)

                            Inception Date: 4/11/94

                              Ticker Symbol: BEFXX



                           Intermediate-Term Municipal

                          Total Returns:AS OF 11/30/96
                                 6 Months 4.59%*
                                  1 Year 4.61%

                            Net Assets:$10.9 million
                                (AS OF 11/30/96)

                            Inception Date: 4/11/94


                               * Not annualized.

Semiannual Report                                      Report Highlights       1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

   The six months ended November 30, 1996, were eventful, both in the U.S. bond market and at our company. After a rocky period in the first half of 1996, bonds stabilized during the summer and enjoyed a rebound in October and November. In the following pages, our investment management team provides further details about the market and how your fund was managed during the period.

   Changing market conditions underscore the importance of quality investments. Our commitment to quality securities is exemplified by our municipal credit research team. The three members of the team carry out in-depth analysis on all securities considered for purchase by American Century municipal money market and bond funds. The team recently established a new credit management system that defines investment limits to cap our funds' exposure to individual issuers, sectors and regions.

   On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services.

   We also changed the name of our company. On January 1, 1997, we began serving you as American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The Florida Municipal funds will remain in the Benham Group, reflecting their continued adherence to the fixed-income investment approach that we have employed for years.

   This report is the first in a new format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

   These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.

Sincerely,

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer
American Century Companies

/s/James M. Benham
James M. Benham
Vice Chairman
American Century Companies

2    Our Message To You                           American Century Investments


                                 PERIOD OVERVIEW

U.S. Economy

   During the six months ended November 30, 1996, the U.S. economy continued to rebound from slow growth during 1995 and early 1996. An improving retail sector, surging auto sales and a resilient housing market helped the economy expand at an impressive 4.7% annual rate in the second quarter of 1996. The economy remained strong throughout the summer as healthy employment growth sent the national unemployment rate to a six-year low of 5.1% by August. However, this trend appeared to reverse itself late in the period-- third-quarter economic growth slowed to a more sedate 2.1% annual pace.

   In spite of the second-quarter surge in growth, inflation remained tame. From the start of 1996 through November, inflation (as measured by the consumer price index) grew at an annual rate of 3.3%. In light of this lack of inflationary pressure, the Fed held short-term interest rates steady throughout the six-month period.

[line graph - data described below]

U.S. Municipal Bond Market

   Overall, the six-month period ended November 30, 1996, was a favorable one for municipal bonds (munis). The accompanying muni yield curve graph depicts how the muni yield curve shifted lower throughout the period. Although munis traded listlessly throughout the summer, reflecting the market's uncertainty about the strength of the U.S. economy, munis outperformed Treasury securities (Treasurys) between mid-June and late August. By late September, the outlook for munis began to change. Continued signs of low inflation, stable monetary policy, and expectations of a status quo election year ignited a substantial market rebound, which continued through October and November. As is often the case when interest rates are falling rapidly, munis underperformed Treasurys.

   Muni yields declined significantly during the six-month period. Yields on shorter-term munis fell more than 30 basis points, while yields on longer-term munis dropped by about 50 basis points.

   Historically low issuance of new munis, especially among shorter-maturity securities, continued to support muni prices. While 1996 muni issuance through November was slightly higher than 1995 levels, the limited supply helped dampen market volatility and keep prices relatively stable. Although some muni refunding activity occurred when interest rates fell late in the period, the refundings had little impact on bond prices.

   Looking forward, more recent data have provided enough conflicting evidence to cause considerable uncertainty about the rate of U.S. economic growth. Despite this concern, there are many positive factors working in munis' favor. One is muni issuance, which should remain at historically low levels in the near term. Barring a significant decrease in interest rates, muni refundings should also remain tame. In addition, the reduced likelihood of major tax reform and the possibility for further reductions to the budget deficit improve the outlook for munis.

Investment terms are defined in the Glossary on page 25.

[line graph data]
   Municipal Yield Curve

   Years          11/29/96          8/26/96          6/14/96
   1              3.46%             3.8%             3.76%
   2              3.76              4.05             4.25
   3              3.96              4.25             4.47
   4              4.08              4.4              4.62
   5              4.18              4.5              4.74
   6              4.28              4.6              4.84
   7              4.38              4.7              4.94
   8              4.48              4.8              5.04
   9              4.58              4.9              5.14
   10             4.68              5                5.24
   11             4.768             5.082            5.33
   12             4.856             5.164            5.42
   13             4.944             5.246            5.51
   14             5.032             5.328            5.6
   15             5.12              5.41             5.69
   16             5.148             5.444            5.724
   17             5.176             5.478            5.758
   18             5.204             5.512            5.792
   19             5.232             5.546            5.826
   20             5.26              5.58             5.86
   21             5.268             5.588            5.868
   22             5.276             5.596            5.876
   23             5.284             5.604            5.884
   24             5.292             5.612            5.892
   25             5.3               5.62             5.9
   26             5.304             5.624            5.904
   27             5.308             5.628            5.908
   28             5.312             5.632            5.912
   29             5.316             5.636            5.916
   30             5.32              5.64             5.92


Semiannual Report                                      Period Overview         3



                        FLORIDA MUNICIPAL CREDIT OVERVIEW

   Florida's economy saw steady expansion as 1996 drew to a close. Population growth continued at a rapid pace as migration into the state remained strong. International trade and tourism continued to play pivotal roles in the state's economic health. On the international trade side, the state is geographically well-positioned to benefit from the growth of the emerging markets of the Caribbean and Central and South America. The state's location also makes it a popular tourist destination-- nearly 42.3 million tourists visited the state in 1996, a 1.3% increase over 1995. It is estimated that that figure will jump to nearly 44 million in 1997.

   Along with Georgia, Florida leads the southeastern United States in job growth. In spite of a 30% increase in its prime working-age population over the past 10 years, Florida's unemployment rate continues to trend downward (see the accompanying graph). Between October 1995 and October 1996, the state's unemployment rate fell from 5.6% to 5.1%--lower than the national rate of 5.2%. In addition, per capita income in the state has risen almost 20% faster than in the nation as a whole.

[line graph - data described below]

   Though  these  factors have  increased  the state's tax  revenues,  Florida's booming population has brought other problems, including the need for significant infrastructure improvements. Overcrowding in Florida's public school system--already one of the largest in the nation--is another issue that will have to be addressed. Large capital outlays will be needed to prevent the system from falling farther behind the needs of its approximately two million school-aged children.

   Running counter to these needs is a growing anti-tax sentiment, demonstrated over the past few years by Florida voters' reluctance to approve new government spending. As a result, many schools have had to revise their capital planning, putting pressure on school districts' operating budgets.

   Another problem facing the state is a budget crisis in Miami that could potentially impact some of the city's $423 million in outstanding municipal bond issues. However, since action is being taken at the city and state levels, we do not anticipate that there will be any significant impact on Florida's overall credit quality in the near term. The Benham Florida municipal funds have no exposure to bonds issued by the city of Miami.

   In spite of these negative factors, our outlook for the state's credit quality is optimistic. The state and its municipalities follow generally conservative fiscal practices, and we expect to see stable credit quality for the state over the next two to three years.

[line graph data]

   FLORIDA UNEMPLOYMENT RATE

   3/31/93        7.1%
   6/30/93        7%
   9/30/93        6.9%
   12/31/93       7%
   3/31/94        6.9%
   6/30/94        6.7%
   9/30/94        6.4%
   12/31/94       .9%
   3/31/95        5.4%
   6/30/95        5.5%
   9/30/95        5.5%
   12/31/95       5.4%
   3/31/96        5.4%
   6/30/96        5%

4    Florida Municipal Credit Overview            American Century Investments


                         FLORIDA MUNICIPAL MONEY MARKET



                                7-DAY         7-DAY                   7-DAY TAX-EQUIVALENT YIELDS
                               CURRENT      EFFECTIVE        28%           31%           36%           39.6%
                                YIELD         YIELD      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket


 CURRENT YIELD (as of November 30, 1996)
   Municipal Money Market       3.60%         3.67%         5.00%         5.22%         5.63%          5.96%


                                                                       6 MONTHS(2)     1 YEAR     LIFE OF FUND(3)


 AVERAGE ANNUAL RETURNS (as of November 30, 1996)(1)
   Municipal Money Market ............................................    1.79%         3.69%          3.73%
   Average States Tax-Exempt Money Market Fund(4) ....................    1.53%         3.15%          3.23%
   Fund's Ranking Among States Tax-Exempt Money Market Funds(5) ......     --        1 out of 29    1 out of 17

(1)  Returns are defined in the Glossary on page 25.
(2)  Not annualized.
(3)  Data shown is for the period from 4/30/94 to 11/30/96. The fund's inception date was April 11, 1994.
(4)  According to Lipper Analytical Services. See page 24 for more information about Lipper and the fund's category.
(5)  Rankings determined by Lipper based on average annual returns for the periods indicated.


 PORTFOLIO AT A GLANCE
                           11/30/96    5/31/96
Number of Issues              63         55
Weighted Average Maturity   40 days    50 days
Expense Ratio                 0%*        0%*

* Until December 31, 1996, the fund's management fees were waived by Benham Management Corporation (BMC). Beginning January 1, 1997, management fees will be phased in at a rate of 10 basis points each month until the 61-basis-point expense cap is reached.

See the Glossary on page 25.

Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

Semiannual Report                            Florida Municipal Money Market    5


                         FLORIDA MUNICIPAL MONEY MARKET

Management Q & A

   An interview with Bryan Karcher, municipal portfolio manager.

How did the fund perform?

   The fund continued to outperform its peers, returning 1.79% for the six months ended November 30, 1996, compared to the 1.53% average return for the 32 "States Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. For the fiscal year ended November 30, 1996, the fund ranked #1 in its Lipper category.

   Shareholders benefited from the fact that the fund's operating expenses were absorbed and its management fees waived by Benham Management Corporation (BMC). The absence of these fees helped the fund achieve its #1 Lipper ranking. If you subtract the fund's expense cap of 61 basis points from its November 30 one-year return of 3.69%, the resulting 3.08% return remains competitive, though slightly lower than the 3.15% average return reported for its Lipper category.

How much longer will BMC continue to absorb the fund's expenses?

   Until December 31, 1996 (not January 31, 1997, as stated in the fund's May 31, 1996 Annual Report). On January 1, 1997 the fund will begin to absorb expenses at a rate of an additional 10 basis points each month. This will continue until the fund reaches its contractual expense cap of 61 basis points.

How was the fund positioned during the six-month period?

   Because there was so much uncertainty in the markets about the outlook for short-term interest rates, we positioned the fund more defensively in comparison to its peers. For most of the period, we kept the fund's average maturity at around 35 days (about 15 days shorter than its peer-group average). During the period, yields on one-year municipal securities fluctuated within a range of about 3.55% to 3.95% as the interest rate outlook shifted in response to changing economic data. We watched for opportunities to add yield to the fund by buying one-year paper whenever rates moved toward the higher end of this range.

[pie charts]

   PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 11/30/96)

     VRDNs 72%
     Commercial Paper 15%
     Bonds less than 1 Year 13%

   PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 5/31/96)

     VRDNs 58%
     Commercial Paper 21%
     Bonds less than 1 Year 18%
     Other 3%

6    Florida Municipal Money Market               American Century Investments


                         FLORIDA MUNICIPAL MONEY MARKET

Each December the fund typically sees a notable jump in cash inflows. Why?

   Florida's intangibles tax is the driving force behind the sudden influx of cash. Each December, investors look for Florida state-issued investments that are not subject to the tax in order to shelter some of their money. Because the tax is assessed on assets as of December 31, investors often wait until late December to invest in sheltered securities.

How do you manage the sudden influx of cash?

   We typically put the new money into daily and weekly variable-rate demand notes (VRDNs). These are highly liquid short-term securities that can be quickly sold to meet redemptions that we normally see in January, when some of the December inflows move back out of the fund.

Looking further ahead, are there any other seasonal factors to be taken into account?

   Yes. In June and July, many municipal money market issues mature, resulting in large amounts of cash that need to be reinvested. The resulting surge in demand drives muni prices up and yields down. To prepare for this period, we typically buy significant amounts of commercial paper in May, to lock in more attractive yields and tide the fund over this "technical period." As year's end approaches, we allow the fund's weighting of commercial paper to decrease as we invest more of its assets in VRDNs, whose yields typically move higher at that time.

Is there any chance that the fund could be affected by the budget crisis unfolding in Miami? The city has over $400 million in outstanding municipal bonds.

   There is no need for concern. Thanks to the thorough research carried out by our Municipal Credit Research Team, none of the Benham municipal funds own bonds issued by the city of Miami.

What are your plans for the fund going forward?

   We don't expect to make any significant strategy shifts in the near term. Throughout December, we will likely invest any incoming cash in VRDNs as their yields become more attractive. This will shorten the fund's average maturity by several days. In January, the seasonal rise in rates should reverse itself, and we will sell off our daily VRDNs first to cover fund redemptions, extending the fund's average maturity slightly in the process.

[pie charts]

   PORTFOLIO  COMPOSITION BY CREDIT RATING (as of 11/30/96)
     SP1+ 76%
     SP1 22%
     SP2 2%

   PORTFOLIO  COMPOSITION  BY CREDIT RATING (as of 5/31/96)
     SP1+ 76%
     SP1 21%
     SP2 3%

Investment terms are defined in the Glossary on page 25.

Semiannual Report                            Florida Municipal Money Market    7


                             SCHEDULE OF INVESTMENTS
                         FLORIDA MUNICIPAL MONEY MARKET

NOVEMBER 30, 1996 (UNAUDITED)

                                                  Value
   Principal Amount                          ($ in Thousands)
--------------------------------------------------------------------------------


 MUNICIPAL BONDS
$  1,700 Brevard County Housing Finance Auth.
           Palm Place, VRDN, 3.60%, 12-4-96
           (LOC: Chemical Bank)                $1,700

   1,000 Broward County Housing Finance
           Auth. Multi-Family Housing Rev.,
           (Margate Project), VRDN, 3.60%,
           12-4-96 (LOC: Chemical Bank)         1,000

   3,500 Broward County Housing Finance
           Auth. Multi-Family Housing Rev.,
           Series A, (Palmaire Oxford), VRDN,
           3.80%, 12-4-96 (SBBPA: Continental
           Casualty Co.)                        3,500

   1,400 Broward County Housing Finance Auth.
           Multi-Family Housing Rev.,
           (Welleby Apartments), VRDN,
           3.65%, 12-4-96 (LOC: Bank of
           America)                             1,400

   1,200 Broward County Industrial Development
           Rev., (MDR Fitness Project), VRDN,
           3.65%, 12-4-96 (LOC: Suntrust Bank
           South Florida)                       1,200

   2,500 Broward County Industrial Development
           Rev., (HEICO), VRDN, 3.65%,
           12-4-96 (LOC: Suntrust Bank
           South Florida)                       2,500

   1,535 City of Jacksonville, 4.00%,
           10-1-97 (FGIC)                       1,537

   2,000 City of Naples Hospital Rev., (Naples
           Community Hospital), VRDN, 3.65%,
           12-5-96 (LOC: Mellon Bank N.A.)      2,000

   1,745 Collier County Housing Finance Auth.
           Multi-Family Housing Rev., VRDN,
           3.70%, 12-4-96 (LOC: PNC Bank
           Kentucky, Inc.)                      1,745

   1,910 Coral Springs Industrial Development
           Rev., (Royal Plastics Group Project),
           VRDN, 3.65%, 12-4-96 (LOC:
           Suntrust Bank South Florida, N.A.)   1,910

   3,200 Dade County Aviation Rev., Series A,
           VRDN, 3.80%, 12-4-96
           (LOC: Fuji Bank)                     3,200


                                                  Value
   Principal Amount                          ($ in Thousands)
--------------------------------------------------------------------------------


$  2,000 Dade County Housing Finance Agency
           Single-Family, 4.00%, 10-1-97 (FGIC)$2,000

   2,000 Dade County Industrial Development
           Auth., (Dolphins Stadium Project
           Series C), VRDN, 3.60%, 12-4-96
           (LOC: Societe Generale)              2,000

   5,200 Dade County Industrial Development
           Auth., (Dolphins Stadium Project
           Series B), VRDN, 3.60%, 12-4-96
           (LOC: Societe Generale)              5,200

     705 Dade County Industrial Development
           Auth. Rev., (DNS Mfg, #237), VRDN,
           3.75%, 12-4-96 ( LOC: Barnett
           Bank of South Florida N.A.)            705

   4,495 Dade County Industrial Development
           Auth. Rev., (IVAX Labs), VRDN, 3.80%,
           12-4-96 (LOC: Bank of Tokyo -
           Mitsubishi, Ltd.)                    4,495

   1,000 Dade County Industrial Development
           Auth. Rev., (Stephen M. Greene),
           VRDN, 3.65%, 12-4-96 (LOC: Sun
           Bank Miami N.A.)                     1,000

   1,795 Dade County Metro GO, (Dade Fire and
           Rescue Service), 3.60%, 4-1-97
           (FGIC)                               1,797

   2,200 Dade County Resource Recovery Rev.,
           4.00%, 10-1-97 (AMBAC)               2,200

   4,050 Dade County Special Obligation Capital
           Asset Acquisition Rev., VRDN, 3.85%,
           12-4-96 (LOC: Sanwa Bank Ltd.)       4,050

   3,900 Escambia County Industrial Development
           Auth. Rev., (Gelman Sciences), VRDN,
           3.60%,12-4-96 (LOC: NBD Bank)        3,900

   4,500 Florida Housing Finance Agency
           Carribean Key, VRDN, 3.70%, 12-4-96
           (LOC: Key Bank)                      4,500

   4,200 Florida Housing Finance Agency
           Multi-Family Housing Rev., Series EEE,
           (Carlton Arms Project), VRDN, 3.55%,
           12-4-96 (LOC: Kredietbank N.V.)      4,200

   2,025 Florida Housing Finance Agency
           Multi-Family Housing Rev., 1989
           Series E, (Fairmont Oaks Project),
           VRDN, 3.70%, 12-4-96 (LOC:
           Comerica Bank)                       2,025

See Notes to Financial Statements

8    Florida Municipal Money Market               American Century Investments


                             SCHEDULE OF INVESTMENTS
                         FLORIDA MUNICIPAL MONEY MARKET

NOVEMBER 30, 1996 (UNAUDITED)

                                                  Value
   Principal Amount                          ($ in Thousands)
--------------------------------------------------------------------------------

$  1,500 Florida Housing Finance Agency Rev.,
           (Oaks at Mill Creek Project), VRDN,
           3.60%, 12-4-96 (LOC: Chemical Bank) $1,500

   5,650 Florida Housing Finance Agency Rev.,
           (Ashley Lakes Project), VRDN, 3.60%,
           12-4-96 (LOC: Barclay's Bank)        5,650

   2,800 Florida Housing Finance Agency Rev.,
           (Beville-Oxford), VRDN, 3.80%,
           12-4-96 (SBBPA: Continental
           Casualty Co.)                        2,800

   2,000 Florida Housing Finance Agency Rev.,
           (Tiffany Club), VDRN, 3.75%, 12-4-96
           (LOC: NationsBank N.A.)              2,000

   2,500 Florida Housing Finance Agency Rev.,
           (Lee County Forestwood Apartments),
           VRDN, 3.60%, 12-4-96 (FNMA
           Collateral Agreement)                2,500

   4,800 Florida Housing Finance Agency Rev.,
           (Country Club Apartments), VRDN,
           4.15%, 12-2-96 (LOC: Northern
           Trust Corp.)                         4,800

   1,650 Florida Housing Finance Agency Rev.,
           (South Pointe Project), VRDN, 3.60%,
           12-4-96 (LOC: Chemical Bank)         1,650

   3,500 Florida Finance Housing Agency Rev.,
           (Sun Pointe Cove Apartments Project),
           VRDN, 3.60%, 12-4-96 (FNMA
           Collateral Agreement)                3,500

   5,000 Highlands County Health Facility
           Auth., VRDN, 3.55%, 12-5-96
           (SBBPA: Canadian Imperial Bank N.Y.) 5,000

   2,500 Hillsborough Aviation Auth. Rev.
           Commercial Paper, 3.60%, 1-14-97     2,500

   1,465 Hillsborough County Port District Rev.,
           (Tampa Port Auth.), 4.50%, 6-1-97
           (FSA)                                1,471

   3,500 Indian River County Hospital District
           Rev., 3.55%, 1-14-97 (LOC:
           Kredietbank N.V.)                    3,500

   1,000 Indian River County Industrial
           Development Rev., (Florida Convales),
           VRDN, 3.65%, 12-2-96 (LOC: Toronto
           Dominion Bank)                       1,000


                                                  Value
   Principal Amount                          ($ in Thousands)
--------------------------------------------------------------------------------

$  2,000 Jacksonville Electric Commercial Paper,
           3.65%, 1-10-97 (Credit Suisse
           Liquidity)                          $2,000

   1,000 Jacksonville Electric Commercial Paper,
           3.55%, 1-14-97 (Credit Suisse
           Liquidity)                           1,000

   2,000 Jacksonville Electric Rev. Commercial
           Paper, 3.50%, 1-24-97 (SBBPA:
           Morgan Guaranty Trust)               2,000

   1,300 Jacksonville Hospital Rev., (Methodist
           Hospital Project), 10.50%, 10-1-97,
           Prerefunded at 102% of Par(1)        1,396

     940 Martin County Industrial Development
           Auth., (R.F. Labs, Inc.), VRDN, 3.65%,
           12-4-96 (LOC: Suntrust Bank Central
           Florida, N.A.)                         940

     300 Martin County Industrial Development
           Auth. Rev., (Tampa Farm Service, Inc.),
           VRDN, 3.65%, 12-4-96 (LOC:
           Suntrust Bank Central Florida, N.A.)   300

   1,700 Martin County Solid Waste Disposal
           Rev., (Florida Power and Light Comp.
           Project), VRDN, 4.25%, 12-2-96       1,700

   1,210 Monroe County School Board COP,
           3.70%, 8-1-97 (AMBAC)                1,210

     200 Ocean Highway and Port Auth. Rev.,
           VRDN, 3.60%, 12-4-96 (LOC: ABN
           Amro Bank, N.A.)                       200

   2,000 Ocean Highway and Port Auth. Rev.,
           Series 1990, VRDN, 3.60%, 12-4-96
           (LOC: ABN Amro Bank, N.A.)           2,000

   1,000 Orange County Health Facility Auth.
           Adventist Health System, VRDN,
           3.45%, 12-5-96 (LOC: Rabobank)       1,000

     915 Pinellas County Second GTD Entitlement
           Rev., 3.60%, 2-1-97 (FSA)              916

   5,000 Pinellas County Housing Finance
           Auth. Multi-Family Housing Rev.,
           VRDN, 3.60%, 12-4-96 (FNMA
           Collateral Agreement)                5,000

   2,000 Putnam County Development Auth.
           Rev., (PCR Seminole Electric), 3.80%,
           3-15-97 (Guaranteed: National
           Rural Utilities Cooperative
           Finance Corp.)                       2,000

See Notes to Financial Statements

Semiannual Report                            Florida Municipal Money Market    9


                             SCHEDULE OF INVESTMENTS
                         FLORIDA MUNICIPAL MONEY MARKET

NOVEMBER 30, 1996 (UNAUDITED)

                                                  Value
   Principal Amount                          ($ in Thousands)
--------------------------------------------------------------------------------

$  2,525 Putnam County Development Auth.
           Rev., (Seminole Electric), VRDN,
           3.55%, 12-4-96 (Guaranteed:
           National Rural Utilities Cooperative
           Finance Corp.)                      $2,525

   3,000 Sarasota County Utility System Rev.,
           7.50%, 6-1-97, Prerefunded at 102%
           of Par(1)                            3,113

   1,100 Saint Lucie County Solid Waste Disposal
           Rev., (Florida Power & Light Comp.
           Proj.), VRDN, 4.25%, 12-2-96         1,100

   1,250 St. Johns County Housing Finance
           Auth. Rev., VRDN, 3.60%, 12-4-96,
           (LOC: Barnett Bank of Jacksonville)  1,250

   3,300 Sunshine State Government Finance
           Commercial Paper, 3.65%, 1-10-97
           (LOC: Union Bank of Switzerland,
           National Westminster Bank, Morgan
           Guaranty Trust)                      3,300

   2,000 Sunshine State Government Finance
           Commercial Paper, 3.50%, 1-14-97
           (LOC: Union Bank of Switzerland,
           National Westminster Bank, Morgan
           Guaranty Trust)                      2,000

   4,000 Tampa Occupational, VRDN, 3.35%,
           12-4-96 (FGIC) (SBBPA: General
           Electric Credit Corp.)               4,000

   1,500 Tampa Solid Waste Systems Rev.,
           4.00%, 10-1-97 (FGIC)                1,503

   2,000 University Athletic Association, Inc.
           Capital Improvement Rev., (University
           of Florida Stadium Project), VRDN,
           4.00%, 12-2-96 (LOC: Suntrust Bank
           Central Florida, N.A.)               2,000

   1,000 Volusia County Industrial Development
           Auth., (Daytona Plastix Inc.), VRDN,
           3.65%, 12-4-96 (LOC: Suntrust Bank
           Central Florida, N.A.)               1,000

   2,000 West Orange Memorial Commercial
           Paper Series A-1, 3.625%, 1-8-97
           (LOC: Rabobank)                      2,000


                             SCHEDULE OF INVESTMENTS
                         FLORIDA MUNICIPAL MONEY MARKET

NOVEMBER 30, 1996 (UNAUDITED)

                                                  Value
   Principal Amount                          ($ in Thousands)
--------------------------------------------------------------------------------

$  2,000 West Orange Memorial Commercial
           Paper Series A-2, 3.625%, 1-8-97
           (LOC: Rabobank)                $    2,000
                                          ----------


TOTAL INVESTMENT SECURITIES--100.0%       $145,088(2)
                                          ==========



Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial  Guaranty  Insurance  Company
FNMA = Federal National  Mortgage Association
FSA = Financial  Security  Association
GO = General Obligation
LOC = Letter of Credit
MBIA = Municipal  Bond  Insurance  Association
SBBPA = Standby
Bond Purchase Agreement
VRDN = Variable Rate Demand Note.  Interest  reset date is indicated and used in
     calculating  the  weighted  average  portfolio  maturity.   Rate  shown  is
     effective November 30, 1996.
(1)  Escrowed in U.S. Government Securities.
(2) The Florida Municipal Money Market Fund has 18.8% invested in private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating the federal alternative minimum tax.

See Notes to Financial Statements

10   Florida Municipal Money Market               American Century Investments


                       FLORIDA INTERMEDIATE-TERM MUNICIPAL



                                             30-DAY                  30-DAY TAX-EQUIVALENT YIELDS
                                               SEC           28%           31%           36%           39.6%
                                              YIELD      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket


 CURRENT YIELD (as of November 30, 1996)
   Florida Intermediate-Term Municipal        4.04%         5.61%         5.86%         6.31%          6.69%


                                                                       6 MONTHS(2)     1 YEAR     LIFE OF FUND(3)


 AVERAGE ANNUAL RETURNS (as of November 30, 1996)(1)
   Florida Intermediate-Term Municipal ................................   4.59%         4.61%          6.66%
   Lehman 5-Year General Obligation Index(4) ..........................   4.74%         5.37%          6.57%
   Average Florida Intermediate Municipal Fund(5) .....................   4.45%         4.05%          6.35%
   Fund's Ranking Among Florida Intermediate Municipal Funds(6) .......    --        4 out of 20    5 out of 15

(1)  Returns are defined in the Glossary on page 25.
(2)  Not annualized.
(3)  Data shown is for period from 4/30/94 to 11/30/96. The fund's inception date was April 11, 1994.
(4)  See page 24 for more information about the fund's comparative index.
(5)  According to Lipper Analytical Services. See page 24 for more information about Lipper and the fund's category.
(6)  Rankings determined by Lipper based on average annual total returns for the periods indicated.

[mountain graph - data below]

   GROWTH OF $10,000 OVER THE LIFE OF THE FUND
   $10,000
   investment
   made 4/30/94
                  Florida Intermediate-Term          Lehman 5-Year GO
   4/30/94       $10000                             $10000
   5/31/94        10093                              10056
   6/30/94        10054                              10033
   7/31/94        10195                              10142
   8/31/94        10252                              10191
   9/30/94        10173                              10114
   10/31/94       10045                              10058
   11/30/94       9876                               9993
   12/31/94       10032                              10081
   1/31/95        10212                              10178
   2/28/95        10471                              10326
   3/31/95        10539                              10490
   4/30/95        10592                              10518
   5/31/95        10830                              10749
   6/30/95        10811                              10757
   7/31/95        10930                              10908
   8/31/95        11021                              11018
   9/30/95        11069                              11051
   10/31/95       11195                              11097
   11/30/95       11297                              11192
   12/31/95       11386                              11253
   1/31/96        11513                              11387
   2/29/96        11481                              11349
   3/31/96        11328                              11288
   4/30/96        11310                              11271
   5/31/96        11300                              11258
   6/30/96        11351                              11338
   7/31/96        11477                              11413
   8/31/96        11476                              11436
   9/30/96        11552                              11522
   10/31/96       11663                              11629
   11/30/96       11818                              11791

   Value on 11/30/96
   Florida
   Intermediate-
   Term
   $11,818

   Lehman
   5-Year GO
   $11,791


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Lehman index's total return line does not.


 PORTFOLIO AT A GLANCE
                              11/30/96        5/31/96
Number of Issues                 27             26
Weighted Average Maturity     7.64 years     7.89 years
Average Duration              4.97 years     5.47 years
Expense Ratio                   0.66%*         0.13%

*Annualized.

See the Glossary on page 25.

Semiannual Report                         Florida Intermediate-Term Municipal 11


                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

Management Q & A

   An interview with Dave MacEwen, vice president and senior municipal portfolio manager.

How did the fund perform?

   The fund performed slightly above average compared with its peers. For the six-month period ended November 30, 1996, the Fund's total return was 4.59%, compared with the 4.45% return of the 20 "Florida Intermediate Municipal Funds" tracked by Lipper Analytical Services. However, from a one-year perspective, the fund's performance was even stronger, allowing it to place in the top 20% of its peers. Please keep in mind that a portion of the fund's expenses were absorbed by Benham Management Corporation during the period and that the rankings listed would have been lower if the fund's returns had been reduced by those expenses.+

How did you position the fund during the period?

   As the possibility of a short-term interest rate hike by the Federal Reserve increased, we began moving the fund into a more defensive position. To accomplish this, we allowed the fund's duration to shorten, moving it from 5.5 years at the start of the period, to around 5.0 years by the period's end. This change brought the fund to a roughly neutral position relative to its peers. In addition to this neutral stance, we maintained a bias toward a ladder portfolio structure, spreading the fund's securities across the maturity spectrum.

Was this neutral positioning the main reason for the fund's middle-of-the-road performance?

   Yes. We tend to avoid making interest rate bets that can cause unwanted volatility in the fund's returns. Rather than looking to add incremental return through aggressive duration management as some of our competitors do, we look to add value to the fund by searching for what we believe are undervalued securities with the potential to appreciate.

Each December the fund typically sees a notable jump in cash inflows. Can you explain this?

   Yes. Florida's intangibles tax is the driving force behind the sudden influx of cash as investors look for qualifying Florida state-issued investments to shelter some of their money before December 31. Because the tax is assessed on assets as of December 31, investors often wait until late December to invest in sheltered securities.


[bar graph - data below]

   FLORIDA INTERMEDIATE-TERM MUNICIPAL
   FISCAL YEAR-BY-YEAR RETURNS (Years ended May 31)

                  Florida Intermediate-Term Municipal        Lehman 5-Year GO
   1994           0.93%                                       0.56%
   1995           7.31%                                       6.89%
   1996           4.33%                                       4.74%

   * From 4/29/94 to 5/31/94.

   This chart illustrates the historical year-by-year volatility of the fund's return. The fund's total returns for the 1996 fiscal year include operating expenses, while the Lehman index's returns do not. See page 24 for a definition of the fund's comparative index.

   +Benham Management Corporation absorbed all of the fund's expenses through December 31, 1995. Beginning January 1, 1996, the fund began absorbing expenses at a rate of an additional .10% of average daily net assets each month and continued until the fund reached its contractual expense cap of .67% on July 1, 1996.

12   Florida Intermediate-Term Municipal          American Century Investments


                      FLORIDA INTERMEDIATE-TERM MUNICIPAL

What steps do you usually take to prepare for this event?

   One of our main priorities prior to December is to make the fund as fully invested in munis as possible, temporarily decreasing our cash position. We also lengthen the fund's duration slightly at this time because the cash inflows provide a shortening effect. Demand for Florida munis increases around this time period, often driving prices higher. By taking steps prior to December we are able to avoid inflated muni prices, putting cash inflows to better use.

Is there any chance that the fund could be affected by the budget crisis unfolding in Miami? The city has over $400 million in outstanding municipal bonds.

   There is no need for concern. Thanks to the thorough research carried out by our Municipal Credit Research Team, none of the Benham municipal funds own bonds issued by the city of Miami.

What are your plans for the fund going forward?

   Recent economic data has been mixed, and concern over the possibility of higher interest rates is again evident in the marketplace. As a result, we will likely maintain the fund's neutral stance, lengthening or shortening its average maturity and duration in a narrow range around this position when appropriate. If the economic outlook does change significantly, we believe the fund is positioned to respond quickly. In addition, we will continue to utilize our strong credit research team to search for securities with undervalued credit ratings that we believe have the potential to appreciate in value.

[pie charts]

   PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 11/30/96)
     Revenue Bonds 74%
     GO 13%
     Tax Allocation 6%
     Prerefunded 5%
     Other 2%

   PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 5/31/96)
     Revenue Bonds 45%
     GO 14%
     Tax Allocation 12%
     Prerefunded 6%
     Other 23%

   PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/96)
     AAA 70%
     AA 30%

   PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/96)
     AAA 72%
     AA 28%

Investment terms are defined in the Glossary on page 25.

Semiannual Report                       Florida Intermediate-Term Municipal   13



                             SCHEDULE OF INVESTMENTS
                       FLORIDA INTERMEDIATE-TERM MUNICIPAL

NOVEMBER 30, 1996 (UNAUDITED)

                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------


 MUNICIPAL SECURITIES
$    300 Boca Raton Water and Sewer
           Rev., 6.40%, 10-1-02                  $316

     150 Broward County Educational Auth.
           Rev., (Nova Southeastern University),
           5.40%, 4-1-02 (Connie Lee)             157

     300 Broward County School District GO,
           6.75%, 2-15-00                         321

     500 Dade County Seaport Rev., 5.15%,
           10-1-08 (MBIA)                         509

     500 Duval County School District GO,
           6.25%, 8-1-05 (AMBAC)                  548

     500 East County Waste Control District
           Rev., Series 1994, 5.375%,
           11-1-01 (Asset Guarantee)              520

     300 Escambia County Housing Finance
           Auth. Single Family Mortgage
           Rev., 6.00%, 4-1-02 (GNMA)             311

     305 Florida Department of General
           Services Rev., 7.75%, 9-1-98,
           Prerefunded at 102% of Par(1)          331

     350 Florida Housing Finance Agency
           Multi-Family Housing Rev., 5.35%,
           12-1-05, Put Date 6-1-00               353

     450 Florida Housing Finance Agency Rev.,
           (Williamsburg Village Apartments),
           5.60%, 12-1-07 (AMBAC)                 461

     500 Florida Housing Finance Agency Rev.,
           (Windwood), 5.65%, 12-1-07 (AXA
           Reinsurance)                           502

     250 Gainesville Utilities System Rev.,
           Series A, 5.75%, 10-1-09               268

     400 Hillsborough County Port District Special
           Rev., 6.50%, 6-1-04 (FSA)              446

     450 Hillsborough County Aviation Auth.
           Rev., (Tampa International Airport
           Series A), 6.60%, 10-1-03 (FGIC)       483

     400 Indian Trace Community Development
           Auth. Rev., (District Water Management),
           Series 1995 A, 5.25%, 5-1-03 (MBIA)    417


                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------


                                             Value
Principal Amount                       ($ in Thousands)


$    500 Jacksonville Electric Auth. Special
           Obligation, (St. John's River Power
           Project), 4th Series, 6.50%, 10-1-01  $544

     500 Jacksonville Excise Tax Rev., 5.20%,
           10-1-04 (FGIC)                         513

     300 Lakeland Water and Electric Rev.,
           6.00%, 10-1-07 (FGIC)                  331
     300 Lee County School Board COP,
           Series A, 5.40%, 8-1-04 (FSA)          314

     450 Orange County Health Facilities
           Auth. Rev., Series A, 6.00%,
           10-1-04 (MBIA)                         491

     450 Orlando and Orange County Expressway
           Auth. Rev., 6.50%, 7-1-11 (FGIC)       516

     500 Orlando Utility Commission Water and
           Electric Rev., 5.70%, 10-1-04          539

     200 Reedy Creek Improvement District
           Utility Rev., Series 1991, 6.25%,
           10-1-01, Prerefunded at 101% of
           Par (MBIA)(1)                          219

     400 St. Cloud Utility Rev. Refunding,
           6.40%, 8-1-06 (MBIA)                   436

     175 Tampa Palms Community Development
           Special Assessment Refunding,
           4.90%, 5-1-99 (MBIA)                   178

     500 Volusia County School District GO,
           6.20%, 8-1-03, (FGIC)                  545
                                               ------
TOTAL MUNICIPAL SECURITIES--94.6%              10,569
   (Cost $10,239)                              ------


SHORT-TERM MUNICIPAL SECURITIES--5.4%
     600 University Athletic Association, Inc.,
           Capital Improvement Rev., (University
           of Florida Stadium Project), VRDN,
           4.00%, 12-2-96, resets daily, final
           maturity 2-1-20 (LOC: Suntrust
           Bank Central Florida, N.A.)            600
                                                  ---
   (Cost $600)


TOTAL INVESTMENT SECURITIES--100.0%         $11,169(2)
   (Cost $10,839)                           =========

See Notes to Financial Statements

14   Florida Intermediate-Term Municipal          American Century Investments


                             SCHEDULE OF INVESTMENTS
                       FLORIDA INTERMEDIATE-TERM MUNICIPAL

NOVEMBER 30, 1996 (UNAUDITED)

Notes to Schedule of Investments

AMBAC = AMBAC Indemnity Corp.
COP = Certificate of Participation
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GNMA = Government National Mortgage Association
GO = General Obligation
MBIA = Municipal Bond Insurance Association
resets = The frequency  with which a  fixed-income  security's  coupon  changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note.  Interest  reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1996.
(1)  Escrowed in U.S. Government Securities.
(2) The Florida Intermediate-Term Municipal Fund has 6.8% invested in private activity municipal securities. The interest from these securities is treated as a tax-preference item in calculating the federal alternative minimum tax.


See Notes to Financial Statements

Semiannual Report                       Florida Intermediate-Term Municipal   15


                      STATEMENTS OF ASSETS AND LIABILITIES

                                                                                     FLORIDA            FLORIDA
                                                                                    MUNICIPAL      INTERMEDIATE-TERM
                                                                                   MONEY MARKET        MUNICIPAL

NOVEMBER 30, 1996 (UNAUDITED)
 ASSETS                                                                                      $ In Thousands
Investment securities, at value (amortized cost and identified
   cost of $10,839, respectively) .............................................     $   145,088         $11,169
Cash ..........................................................................           2,188             162
Interest receivable ...........................................................             605             142
Receivable from affiliates (Note 2) ...........................................               3               -
Prepaid expenses and other assets .............................................               4               3
                                                                                              -               -
                                                                                        147,888          11,476
                                                                                        -------          ------


 LIABILITIES
Disbursements in excess of demand deposit cash ................................              89              14
Payable for investments purchased .............................................           1,514             501
Payable for shares redeemed ...................................................           3,542               5
Dividends payable .............................................................              25               1
Payable to affiliates (Note 2) ................................................               -               6
Accrued expenses and other liabilities ........................................              16               -
                                                                                             --              --
                                                                                          5,186             527
                                                                                          -----             ---
Net Assets Applicable to Outstanding Shares ...................................    $    142,702     $    10,949
                                                                                   ============     ===========


 CAPITAL SHARES, $1.00 AND $10.00 PAR VALUE, RESPECTIVELY
Outstanding (Unlimited number of shares authorized) (In thousands) ............         142,702           1,052
                                                                                        =======           =====
Net Asset Value Per Share .....................................................    $       1.00     $     10.41
                                                                                   ============     ===========


 NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......................................    $    142,702     $    10,549
Accumulated undistributed net realized gain (loss) on investment transactions .               -              70
Net unrealized appreciation on investments (Note 3) ...........................               -             330
                                                                                             --             ---
                                                                                   $    142,702     $    10,949
                                                                                   ============     ===========

See Notes to Financial Statements

16   Statements of Assets and Liabilities         American Century Investments



                            STATEMENTS OF OPERATIONS

                                                                                      FLORIDA             FLORIDA
                                                                                     MUNICIPAL      INTERMEDIATE-TERM
                                                                                    MONEY MARKET         MUNICIPAL
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1996 (UNAUDITED)

 INVESTMENT INCOME                                                                            $ in Thousands
Income:
Interest ......................................................................    $      2,174     $       272
                                                                                   ------------     -----------

Expenses (Note 2):
Investment advisory fees ......................................................             263              23
Administrative fees ...........................................................              59               5
Transfer agency fees ..........................................................              20               5
Printing and postage ..........................................................              13               5
Custodian fees ................................................................              12               3
Auditing and legal fees .......................................................              15               3
Registration and filing fees ..................................................              16               -
Directors' fees and expenses ..................................................               4               1
Other operating expenses ......................................................               9               5
                                                                                   ------------     -----------
  Total expenses ..............................................................             411              50
Amount waived (Note 2) ........................................................           (408)            (15)
Custodian earnings credits (Note 4) ...........................................             (3)               -
                                                                                   ------------     -----------
  Net expenses ................................................................               -              35
                                                                                   ------------     -----------
Net investment income .........................................................           2,174             237
                                                                                   ------------     -----------


 REALIZED AND UNREALIZED GAIN

 ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..............................................               -              31
Change in net unrealized appreciation on investments ..........................               -             200
                                                                                   ------------     -----------
Net realized and unrealized
gain on investments ...........................................................               -             231
                                                                                   ------------     -----------
Net Increase in Net Assets
Resulting from Operations .....................................................    $      2,174     $       468
                                                                                   ============     ===========

See Notes to Financial Statements

Semiannual Report                                 Statements of Operations    17

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FLORIDA                         FLORIDA
                                                                                  MUNICIPAL                   INTERMEDIATE-TERM
                                                                                MONEY MARKET                      MUNICIPAL
SIX MONTHS ENDED NOVEMBER 30, 1996 (UNAUDITED)
AND YEAR ENDED MAY 31, 1996

                                                                          November 30,       May 31,      November 30,      May 31,
Increase in Net Assets                                                       1996            1996            1996           1996
                                                                                $ in Thousands               $ in Thousands

 OPERATIONS
Net investment income ..............................................      $   2,174       $   2,956       $     237       $     533
Net realized gain on investment transactions .......................           --              --                31              60
Change in net unrealized appreciation
  (depreciation) on investments ....................................           --              --               200            (155)
                                                                              -----           -----             ---             ---
Net increase in net assets resulting from operations ...............          2,174           2,956             468             438
                                                                              -----           -----             ---             ---


 DISTRIBUTION TO SHAREHOLDERS
From net investment income .........................................         (2,174)         (2,956)           (237)           (533)
From net realized gains from investment transactions ...............           --              --              --               (44)
                                                                              -----           -----             ---             ---
Decrease in net assets from distributions ..........................         (2,174)         (2,956)           (237)           (577)
                                                                             ------          ------            ----            ----


 CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..........................................         91,257         196,163           1,734           7,317
Proceeds from reinvestment of distributions ........................          1,231           2,887             175             403
Payments for shares redeemed .......................................        (49,779)       (144,204)         (1,510)         (6,794)
                                                                            -------        --------          ------          ------
Net increase in net assets from capital share transactions .........         42,709          54,846             399             926
                                                                             ------          ------             ---             ---

Net increase in net assets .........................................         42,709          54,846             630             787


NET ASSETS
Beginning of period ................................................         99,993          45,147          10,319           9,532
                                                                             ------          ------          ------           -----

End of period ......................................................      $ 142,702       $  99,993       $  10,949       $  10,319
                                                                          =========       =========       =========       =========


 TRANSACTIONS IN SHARES OF THE FUNDS (IN THOUSANDS)
Sold ...............................................................         91,257         196,163             169             703
Issued in reinvestment of distributions ............................          1,231           2,887              17              39
Redeemed ...........................................................        (49,779)       (144,204)           (147)           (654)
                                                                            -------        --------            ----            ----
Net increase .......................................................         42,709          54,846              39              88
                                                                             ======          ======              ==              ==

See Notes to Financial Statements

18   Statements of Changes in Net Assets          American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996 (UNAUDITED)


1. Organization and Summary of Significant Accounting Policies

   Organization--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century--Benham Florida Municipal Money Market Fund (Money Market Fund) and American Century--Benham Florida Intermediate-Term Municipal Fund (Intermediate-Term Fund) (the Funds) are two of the eight Funds composing the Trust. The Funds are non-diversified under the 1940 Act. Their investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Money Market Fund invests primarily in short-term Florida municipal obligations and maintains a weighted average maturity of 90 days or less. The Intermediate-Term Fund invests primarily in intermediate-term Florida municipal obligations and maintains a weighted average maturity from five to ten years. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies relating to the Funds are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--Securities held by the Money Market Fund are valued at amortized cost, which approximates current market value. Securities held by the Intermediate-Term Fund are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

   Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Premium and original issue discount is amortized daily using the effective interest rate method for the Intermediate-Term Fund. Market discount is recognized as income upon the sale or maturity of the security for the Intermediate-Term Fund. Premium and discount are amortized daily on a straight-line basis for securities held by the Money Market Fund.

   Income Tax Status--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

   Distributions to Shareholders--Distributions from net investment income for the Intermediate-Term Fund are declared daily and distributed monthly. Distributions from net realized gains for the Intermediate-Term Fund are declared and paid annually. The Money Market Fund's distributions from net investment income are declared and credited daily and distributed monthly. The Money Market Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions.

   The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

   Supplementary Information--Certain officers and directors of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

   Futures Contracts--The Intermediate-Term Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Fund may use futures and option transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures may include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Semiannual Report                            Notes to Financial Statements    19


                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996 (UNAUDITED)

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

   The Trust has entered into an investment advisory agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule.

          .50% of the first $100 million
          .45% of the next $100 million
          .40% of the next $100 million
          .35% of the next $100 million
          .30% of the next $100 million
          .25% of the next $1 billion
          .24% of the next $1 billion
          .23% of the next $1 billion
          .22% of the next $1 billion
          .21% of the next $1 billion
          .20% of the next $1 billion
          .19% of average daily net assets over $6.5 billion

   The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC. The agreement was formerly with Benham Financial Services, Inc.

   The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to .61% of average daily closing net assets for the Money Market Fund and .67% for the Intermediate-Term Fund. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is subject to renewal in June 1997. BMC voluntarily agreed to absorb all expenses for the Intermediate-Term Fund through December 31, 1995, and all expenses of the Money Market Fund through December 31, 1997. Beginning January 1, 1996, the Intermediate-Term Fund added expenses at a rate of .10% of average daily closing net assets per month until the Fund reached the contractual expense rate of
 .67%. Starting in January 1997, the Money Market Fund will begin adding expenses at a rate of .10% per month until its expense rate of .61% is reached.

   The payable (receivable) to affiliates as of November 30, 1996, based on the above agreements, was as follows:

                                              Florida
                                Florida    Intermediate-
                               Municipal       Term-
                             Money Market    Municipal
Investment Advisor ........ $  (23,102)    $   3,644
Administrative Services ...     14,168         1,658
Transfer Agent ............      5,465           596
                              ---------     --------
                            $   (3,469)    $   5,898
                              =========     ========


   The Trust has a distribution agreement with ACIS which is responsible for promoting sales of and distributing the Trust's shares. This agreement was formerly with Benham Distributors, Inc.

20   Notes to Financial Statements                American Century Investments


                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996 (UNAUDITED)

--------------------------------------------------------------------------------
3. Investment Transactions

   The aggregate cost of municipal debt obligations purchased and proceeds from sales (excluding short-term investments) for the six months ended November 30, 1996, for the Intermediate-Term Fund totaled $3,174,982 and $2,786,152, respectively.

   As of November 30, 1996, accumulated net unrealized appreciation of the Intermediate-Term Fund was $329,997, consisting of unrealized appreciation of $331,840, and unrealized depreciation of $1,843. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. Expense Offset Arrangements

   Each Fund's Statement of Operations reflects custodian earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ended May 31, 1996, the ratios of operating expenses to average net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

--------------------------------------------------------------------------------
5. Subsequent Events

   The following name changes became effective January 1, 1997:


                        NEW NAMES                                     FORMER NAMES
   Fund's Issuer:       American Century Municipal Trust              Benham Municipal Trust
   Funds:               American Century - Benham Florida             Benham Florida Municipal Money Market Fund
                        Municipal Money Market Fund
                        American Century - Benham Florida             Benham Florida Municipal Intermediate-Term Fund
                        Intermediate-Term Municipal Fund
   Parent Company:      American Century Companies, Inc.              Twentieth Century Companies, Inc.
   Distributor:         American Century Investment Services, Inc.    Twentieth Century Securities, Inc.
   Transfer Agent:      American Century Services Corporation         Twentieth Century Services, Inc.

Semiannual Report                            Notes to Financial Statements    21


                              FINANCIAL HIGHLIGHTS
                         FLORIDA MUNICIPAL MONEY MARKET


                                                For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                                                1996(1)       1996         1995         1994(2)


 PER-SHARE DATA
Net Asset Value, Beginning of Period ........................    $1.00       $1.00        $1.00         $1.00
Income from Investment Operations
  Net Investment Income .....................................      .02         .04          .04         --
                                                                   ---         ---          ---         -----
Distributions
  From Net Investment Income ................................     (.02)       (.04)        (.04)        --
                                                                  ----        ----         ----         -----
Net Asset Value, End of Period ..............................    $1.00       $1.00        $1.00         $1.00
                                                                 =====       =====        =====         =====
  Total Return(3) ...........................................     1.79%       3.86%        3.71%       .40%


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to Average Net Assets(4) ......        --        .01%           --            --
  Ratio of Operating Expenses to Average Net Assets
     (Before Reimbursement)(4) ..............................   .68%(5)        .71%         .88%      1.58%(5)
  Ratio of Net Investment Income to Average Net Assets(4) ...  3.57%(5)       3.75%        3.93%      2.99%(5)
  Ratio of Net Investment Income to Average Net Assets
     (Before Reimbursement)(4) ..............................  2.89%(5)       3.05%        3.05%      1.41%(5)
  Net Assets, End of Period (in thousands) ..................  $142,702     $99,993      $45,147        $5,565

(1)  Six months ended November 30, 1996.
(2)  From April 11, 1994 (commencement of operations) through May 31, 1994.
(3)  Total return assumes reinvestment of dividends.  Total returns for periods less than one year are not annualized.
(4)  The ratios for the periods subsequent to May 31, 1995, include expenses paid through expense offset arrangements.
(5)  Annualized

See Notes to Financial Statements

22   Financial Highlights                         American Century Investments

                              FINANCIAL HIGHLIGHTS
                       FLORIDA INTERMEDIATE-TERM MUNICIPAL

                                                For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                                                1996(1)       1996         1995         1994(2)


 PER-SHARE DATA
Net Asset Value, Beginning of Period ........................  $10.18        $10.30       $10.11       $10.00
Income from Investment Operations
  Net Investment Income .....................................     .23           .52          .52          .07
  Net Realized and Unrealized Gain (Loss) on Investments ....     .23          (.08)         .19          .11
                                                                  ---          ----          ---          ---
  Total From Investment Operations ..........................     .46           .44          .71          .18
                                                                  ---           ---          ---          ---
Distributions
  From Net Investment Income ................................    (.23)         (.52)        (.52)        (.07)
  From Net Realized Gains on Investment Transactions ........     --           (.04)         --           --
                                                                 ----          ----         ----         ----
  Total Distributions .......................................    (.23)         (.56)        (.52)        (.07)
                                                                 ----          ----         ----         ----
Net Asset Value, End of Period ..............................  $10.41        $10.18       $10.30       $10.11
                                                               ======        ======       ======       ======
  Total Return(3) ...........................................    4.59%         4.34%        7.31%        1.79%


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to Average Net Assets(4) ......  .66%(5)         .13%            --           --
  Ratio of Operating Expenses to Average Net Assets
     (Before Reimbursement)(4) ..............................  .95%(5)         .88%         1.09%     1.92%(5)
  Ratio of Net Investment Income to Average Net Assets(4) ... 4.51%(5)        5.05%         5.23%     5.02%(5)
  Ratio of Net Investment Income to Average Net Assets
     (Before Reimbursement)(4) .............................. 4.22%(5)        4.30%         4.14%     3.10%(5)
  Portfolio Turnover Rate ...................................   27.14%       66.39%        36.63%        5.71%
  Net Assets, End of Period (in thousands) .................. $10,949      $10,319        $9,532       $5,892

(1)  Six months ended November 30, 1996.
(2)  From April 11, 1994 (commencement of operations) through May 31, 1994.
(3)  Total  return   assumes   reinvestment   of  dividends   and  capital  gain
     distributions, if any. Total returns for periods less than one year are not annualized.
(4)  The ratios for the periods subsequent to May 31, 1995, include expenses paid through expense offset arrangements.
(5)  Annualized.

Semiannual Report                                 Financial Highlights        23


                             BACKGROUND INFORMATION


Investment Objectives & Policies

American Century Investments offers 41 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

Florida Municipal Funds

   The Florida Funds seek to obtain as high a level of current income exempt from regular federal income tax as is consistent with prudent investment management and conservation of shareholders' capital. In addition, fund shares are intended to be exempt from the Florida intangibles tax. Each Florida fund will invest at least 65% of its net assets in Florida municipal obligations. The remaining 35% of net assets may be invested in (1) obligations issued by other states and their political subdivisions and (2) U.S. government securities.

   Florida Municipal Money Market Fund, which was established on April 11, 1994, may be appropriate for investors seeking share price stability who can accept the lower yields that short-term obligations typically provide.

      The fund invests in high-quality municipal obligations with remaining maturities of 13 months or less and maintains a dollar-weighted average maturity of 90 days or less.

   Florida Intermediate-Term Municipal Fund, which was established on April 11, 1994, invests primarily in intermediate-term Florida municipal obligations with maturities of four or more years and maintains a weighted average portfolio maturity of five to ten years.

Comparative Indices

   The index listed below is used in the report to serve as a comparison for the performance of a fund. It is not an investment product available for purchase.

   The Lehman 5-Year Municipal General Obligation Index is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

Lipper Rankings

   Lipper Analytical Services, Inc. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

   The funds in Lipper's States Tax-Exempt Money Market Funds category invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

   The funds in Lipper's Florida Intermediate Municipal Debt Funds category invest at least 65% of assets in municipal debt issues which are exempt from taxation in Florida, with dollar-weighted average maturities of 5 to 10 years.


 PORTFOLIO MANAGEMENT TEAM
  Vice President & Senior
  Municipal Portfolio Manager           Dave MacEwen
  Municipal Portfolio Manager           Bryan Karcher
  Municipal Credit Research Manager     Steven Permut
  Credit Analysts                       Scott Lord, Bill McClintock

24   Background Information                       American Century Investments


                                    GLOSSARY


Returns

   Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results.

Bond Portfolio Structures

   Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to perform best when the yield curve is moving from steep to flat. (Short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates.)

   Bullet Structure--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to perform best when the yield curve is moving from flat to steep. (Long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates.)

   Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to perform best when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

Investment Terms

   Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

   Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

Statistical Terminology

   Average Duration--measures the interest rate sensitivity of a bond portfolio. Specifically, average duration represents the approximate percentage change in the value of a bond portfolio if interest rates move up or down by one percentage point. Therefore, longer portfolio durations typically mean greater sensitivity to changes in interest rates.

   Market Value--the market value of a fund's investments on a given date. Number of Issues--the number of different securities issuances held by a fund on a given date.

   Weighted Average Maturity--measures the average amount of time until the securities in a bond portfolio mature, weighted by dollar amount.

Types of Municipal Securities

   General Obligation (GO) Bonds--securities backed by the taxing power of the issuer.

   Municipal Commercial Paper (CP)--high-grade short-term securities backed by a line of credit from a bank.

   Prerefunded Bonds--securities refinanced by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

   Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

   Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.

Semiannual Report                                           Glossary          25


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com



American Century Municipal Trust

Investment Manager
Benham Management Corporation
Mountain View, California

   This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9701           [recycled logo]
SH-BKT-6151       Recycled




                                  [Book Three]




                                SEMIANNUAL REPORT
                                NOVEMBER 30, 1996

                            [american century logo]
                                    American
                                  Century(sm)


                                     BENHAM
                                      GROUP

                              Tax-Free Money Market
                           Intermediate-Term Tax-Free
                               Long-Term Tax-Free

                                 [front cover]


                                TABLE OF CONTENTS

Report Highlights ..................................1
Our Message to You .................................2
Period Overview ....................................3
Municipal Credit Overview ..........................4
Tax-Free Money Market
     Performance Information .......................5
     Management Q & A ..............................6
     Schedule of Investments .......................8
     Financial Highlights .........................31
Intermediate-Term Tax-Free
     Performance Information ......................11
     Management Q & A .............................12
     Schedule of Investments ......................15
     Financial Highlights .........................32
Long-Term Tax-Free
     Performance Information ......................18
     Management Q & A .............................19
     Schedule of Investments ......................22
     Financial Highlights .........................33
Statements of Assets and Liabilities ..............25
Statements of Operations ..........................26
Statements of Changes in Net Assets ...............27
Notes to Financial Statements .....................28
Background Information
     Investment Philosophy & Policies .............36
     Comparative Indices ..........................36
     Lipper Rankings ..............................36
Glossary ..........................................37


   American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 American Century Investments -- Family of Funds

        Benham Group         American Century Group   Twentieth Century Group

     MONEY MARKET FUNDS        ASSET ALLOCATION &
    GOVERNMENT BOND FUNDS        BALANCED FUNDS            GROWTH FUNDS
   DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS   INTERNATIONAL FUNDS
    MUNICIPAL BOND FUNDS         SPECIALTY FUNDS

    Tax-Free Money Market
 Intermediate-Term Tax-Free
     Long-Term Tax-Free


We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and The Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                                REPORT HIGHLIGHTS


Period Overview

o The U.S. economy expanded at a modest, non-inflationary pace during the twelve months ended November 30, 1996. As a result, the U.S. Federal Reserve has held short-term interest rates steady since February 1996.

o Municipal securities (munis) performed favorably during the six months ended November 30, 1996. Low issuance supported munis by damping market volatility and keeping bond prices relatively stable.

Credit Review

o Improving economic conditions helped many municipalities to credit rating upgrades, which outpaced downgrades by better than a 3-to-1 margin during 1996.

o Regionally, the West, Southwest and Rocky Mountain states are experiencing the strongest economic growth; the Midwest is steady; while the Northeast and Great Lakes regions are lagging.

o General obligation bonds are benefiting from this strong economic growth; however, welfare reform may pose a long-term credit concern for states and their municipalities.

Tax-Free Money Market

o The fund slightly outperformed its Lipper peer group average for the six months ended November 30, 1996.

o Beginning January 1, 1997, the fund will be able to invest up to 20% of its assets in securities subject to the federal alternative minimum tax. The change should allow greater flexibility in the management of the fund.

o Going forward, depending on the interest rate outlook, we may extend the fund's average maturity after late January, when muni money market yields typically rise.

Intermediate-Term Tax-Free

o The fund performed in line with its Lipper peer group average for the six months ended November 30, 1996.

o Beginning January 1, 1997, the fund will be able to invest in bonds across the entire investment-grade spectrum. The fund will also be able to invest up to 20% of its assets in securities subject to the federal alternative minimum tax.

o Going forward, we will likely maintain the fund's neutral posture, adjusting the fund's average maturity as conditions warrant.

Long-Term Tax-Free

o The fund outperformed its Lipper peer group for the six months ended November 30, 1996.

o Beginning January 1, 1997, the fund will be able to invest in bonds across the entire investment-grade spectrum. The fund will also be able to invest up to 20% of its assets in securities subject to the federal alternative minimum tax.

o Going forward, we will likely maintain the fund's neutral posture, adjusting the fund's average maturity as conditions warrant.


                                    Tax-Free
                                  Money Market

                          Total Returns:AS OF 11/30/96
                                 6 Months 1.45%*
                                  1 Year 3.00%

                           Net Assets: $91.1 million
                                (AS OF 11/30/96)

                            Inception Date: 7/31/84

                              Ticker Symbol: BNTXX



                                Intermediate-Term
                                    Tax-Free

                          Total Returns:AS OF 11/30/96
                                 6 Months 4.86%*
                                  1 Year 4.93%

                           Net Assets: $64.6 million
                                (AS OF 11/30/96)

                            Inception Date: 7/31/84

                              Ticker Symbol: BNTIX



                                    Long-Term
                                    Tax-Free

                          Total Returns:AS OF 11/30/96
                                 6 Months 6.54%*
                                  1 Year 4.62%

                           Net Assets: $56.9 million
                                (AS OF 11/30/96)

                            Inception Date: 7/31/84

                              Ticker Symbol: BTFLX

                               * Not annualized.

Semiannual Report                                      Report Highlights       1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

   The six months ended November 30, 1996, were eventful, both in the U.S. bond market and at our company. After a rocky period in the first half of 1996, bonds stabilized during the summer and enjoyed a rebound in October and November. In the following pages, our investment management team provides further details about the market and how your fund was managed during the period.

   Changing market conditions underscore the importance of quality investments. Our commitment to quality securities is exemplified by our municipal credit research team. The three members of the team carry out in-depth analysis on all securities considered for purchase by American Century municipal money market and bond funds. The team recently established a new credit management system that defines investment limits to cap our funds' exposure to individual issuers, sectors or regions.

   On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services.

   We also changed the name of our company. On January 1, 1997, we began serving you as American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The Tax-Free funds (formerly known as the National Tax-Free funds) will remain in the Benham Group, reflecting their continued adherence to the fixed-income investment approach that we have employed for years.

   This report is the first in a new format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

   These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.

Sincerely,

/s/James E. Stowers III
James E. Stowers III
President and Chief Executive Officer
American Century Companies

/s/James M. Benham
James M. Benham
Vice Chairman
American Century Companies

2    Our Message To You                           American Century Investments


                                 PERIOD OVERVIEW


U.S. Economy

   During the six months ended November 30, 1996, the U.S. economy continued to rebound from slow growth during 1995 and early 1996. An improving retail sector, surging auto sales and a resilient housing market helped the economy expand at an impressive 4.7% annual rate in the second quarter of 1996. The economy remained strong throughout the summer as healthy employment growth sent the national unemployment rate to a six-year low of 5.1% by August. However, this trend appeared to reverse itself late in the period-- third-quarter economic growth slowed to a more sedate 2.1% annual pace.

   In spite of the second-quarter surge in growth, inflation remained tame. From the start of 1996 through November, inflation (as measured by the consumer price index) grew at an annual rate of 3.3%. In light of this lack of inflationary pressure, the Fed held short-term interest rates steady throughout the six-month period.

U.S. Municipal Bond Market

   Overall, the six-month period ended November 30, 1996, was a favorable one for municipal bonds (munis). The accompanying muni yield curve graph depicts how the muni yield curve shifted lower throughout the period. Although munis traded listlessly throughout the summer, reflecting the market's uncertainty about the strength of the U.S. economy, munis outperformed Treasury securities (Treasurys) between mid-June and late August. By late September, the outlook for munis began to change. Continued signs of low inflation, stable monetary policy, and expectations of a status quo election year ignited a substantial rebound in the market, which continued through October and November. As is often the case when interest rates are falling rapidly, munis underperformed Treasurys.

   Muni yields declined significantly during the six-month period. Yields on shorter-term munis fell more than 30 basis points, while yields on longer-term munis dropped by about 50 basis points.

   Historically low issuance of new munis, especially among shorter-maturity securities, continued to support muni prices. While 1996 muni issuance through November was slightly higher than 1995 levels, the limited supply helped dampen market volatility and keep prices relatively stable. Although some muni refunding activity occurred when interest rates fell late in the period, the refundings had little impact on bond prices.

   Looking forward, more recent data has provided enough conflicting evidence to cause considerable uncertainty about the rate of U.S. economic growth. Despite this concern, there are many positive factors working in munis' favor. One is muni issuance, which should remain at historically low levels in the near term. Barring a significant decrease in interest rates, muni refundings should also remain tame. In addition, the reduced likelihood of major tax reform and the possibility for further reductions to the budget deficit improve the outlook for munis.

[line graph - data below]

   Municipal Yield Curve

   Years          11/29/96          8/26/96          6/14/96
   1              3.46%             3.8%             3.76%
   2              3.76              4.05             4.25
   3              3.96              4.25             4.47
   4              4.08              4.4              4.62
   5              4.18              4.5              4.74
   6              4.28              4.6              4.84
   7              4.38              4.7              4.94
   8              4.48              4.8              5.04
   9              4.58              4.9              5.14
   10             4.68              5                5.24
   11             4.768             5.082            5.33
   12             4.856             5.164            5.42
   13             4.944             5.246            5.51
   14             5.032             5.328            5.6
   15             5.12              5.41             5.69
   16             5.148             5.444            5.724
   17             5.176             5.478            5.758
   18             5.204             5.512            5.792
   19             5.232             5.546            5.826
   20             5.26              5.58             5.86
   21             5.268             5.588            5.868
   22             5.276             5.596            5.876
   23             5.284             5.604            5.884
   24             5.292             5.612            5.892
   25             5.3               5.62             5.9
   26             5.304             5.624            5.904
   27             5.308             5.628            5.908
   28             5.312             5.632            5.912
   29             5.316             5.636            5.916
   30             5.32              5.64             5.92

Semiannual Report                                           Period Overview    3


                            MUNICIPAL CREDIT OVERVIEW

   U.S. economic growth rebounded in 1996. Retail sales improved steadily, home sales remained robust and surging employment growth kept the national unemployment rate at a relatively low 5.3% in December. These favorable economic trends led to further improvements in municipal credit quality. Credit upgrades outpaced downgrades by more than 3 to 1 during 1996. This contrasts with 1995, when downgrades outnumbered upgrades.

   Regionally, the Rocky Mountain states and the Southwest continued to display the strongest economic growth in the nation, and this strength has now extended to the West Coast (see the accompanying map). California has fully recovered from the economic downturn it suffered in the early 1990s, and the state's economy is now growing at a rate faster than the nation as a whole. The southeastern part of the country also remains strong, while the Midwest is growing at a relatively steady pace. The only lagging regions are the Northeast, the Great Lakes areas and Louisiana, but even these regions have seen improved economic conditions in 1996.

   The stronger economic  environment has been favorable for general  obligation
(GO) bonds and other forms of tax-supported debt, which have benefited from increased tax revenues. However, pending federal policy decisions related to health and welfare may pose longer-term concerns for state and local governments. Among other specific sectors, health care issues have continued to suffer credit pressures due to a widespread trend toward managed care. Competition and deregulation have also begun to impact the credit quality of many public power issues.

   It's important to note that this analysis provides only a glimpse of broad trends within the municipal market. While sector analysis remains an important element in municipal research, growing market complexity and issue disparities point to a continuing need for thorough case-by-case credit analysis.

[picture of U. S. map]

 CREDIT QUALITY TRENDS
   (U.S. map)

   Improving:
   Arizona
   California
   Colorado
   Georgia
   Idaho
   Mississippi
   Nevada
   North Carolina
   Oregon
   South Carolina
   Texas
   Tennessee
   Utah
   Virginia
   Washington
   Wisconsin

   Stable:
   (all other states)

4    Municipal Credit Overview                    American Century Investments

                              TAX-FREE MONEY MARKET



                                7-DAY         7-DAY                   7-DAY TAX-EQUIVALENT YIELDS
                               CURRENT      EFFECTIVE        28%           31%           36%           39.6%
                                YIELD         YIELD      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket

 CURRENT YIELD (as of November 30, 1996)
   Tax-Free Money Market        2.96%         3.01%         4.11%         4.29%         4.63%          4.90%


                                           6 MONTHS(2)     1 YEAR        3 YEARS       5 YEARS       10 YEARS


 AVERAGE ANNUAL RETURNS (as of November 30, 1996)(1)
   Tax-Free Money Market .................... 1.45%          3.00%         2.85%         2.62%          3.80%

   Average Tax-Exempt Money Market Fund(3) .. 1.43%          2.96%         2.83%         2.63%          3.76%

   Fund's Ranking Among Tax-Exempt
   Money Market Funds(4) ....................  --      60 out of 132  53 out of 111  45 out of 91   20 out of 57



(1)  Returns are defined in the Glossary on page 37.
(2)  Not annualized.
(3)  According to Lipper Analytical Services. See page 36 for more information about Lipper and the fund's category.
(4)  Rankings determined by Lipper based on average annual returns for the periods indicated.


 PORTFOLIO AT A GLANCE
                           11/30/96    5/31/96
Number of Issues              48         58
Weighted Average Maturity   43 days    42 days
Expense Ratio               0.68%*      0.65%

* Annualized.

See the Glossary on page 37.

Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.

Semiannual Report                                 Tax-Free Money Market        5


                             TAX-FREE MONEY MARKET

Management Q & A

   An interview with Bryan Karcher, a municipal portfolio manager on the Tax-Free Money Market management team.

How did the fund perform?

   The fund performed slightly above average compared to its peers, returning 1.45% for the six months ended November 30, 1996, compared to the 1.43% average return for the 134 "Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. For the fiscal year ended November 30, 1996, the Fund returned 3.00% compared to the 2.96% average return of its Lipper peers.

How was the fund positioned during the six-month period?

   Due to recurring uncertainty about the outlook for short-term interest rates over the period, the fund was positioned fairly conservatively in comparison to its peers. We kept its average maturity steady at around 42 days (about 11 days short of its peer-group average). During the period, yields on one-year municipal securities fluctuated within a range of about 3.55% to 3.95% as the interest rate outlook shifted in response to changing economic data. We watched for opportunities to add yield to the fund by buying one-year paper whenever rates moved toward the higher end of this range.

Typically, sometime between May and November, the fund's holdings of commercial paper drop significantly, while holdings of variable-rate demand notes (VRDNs) increase. Why?

   In June and July, many municipal money market issues mature, resulting in large amounts of cash that need to be reinvested. The resulting surge in demand drives muni prices up and yields down. To prepare for this period, we typically buy significant amounts of commercial paper in May to lock in more attractive yields and help to tide the fund over this "technical period." As year's end approaches, we allow the fund's weighting of commercial paper to decrease and invest more of its assets in highly liquid daily and weekly VRDNs, whose yields typically move higher at that time.

[pie charts]

   PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 11/30/96)

   VRDNs 73%
   Municipal Notes 10%
   Commercial Paper 9%
   Bonds less than 1 Year 8%

   PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 5/31/96)

   VRDNs 56%
   Commercial Paper 20%
   Bonds less than 1 Year 12%
   Municipal Notes 9%
   Other 3%

Investment terms are defined in the Glossary on page 37.

6    Tax-Free Money Market                        American Century Investments


                             TAX-FREE MONEY MARKET

As of January 1, 1997, the fund will be able to invest up to 20% of its assets in securities that are subject to the federal government's alternative minimum tax (AMT). What was the motive behind the change?

   The ability to buy AMT paper will provide much greater flexibility in managing the fund, giving us a significantly wider range of securities in which to invest. Another advantage is that AMT paper offers slightly higher yields--typically around 10 basis points more than non-AMT paper. This should help improve the fund's yield slightly--though not significantly, because of the 20% limit.

Looking at things from a geographic standpoint, are there any areas of the country or any specific states whose bonds you find particularly attractive?

   We do tend to buy more from some states than from others. One example is Texas, whose bonds tend to be more liquid than many other munis due to a large amount of issuance by the state. There are also certain states that we tend to underweight in the portfolio, such as the so-called "specialty" states of New York, New Jersey and California. High state income tax levels in these states make munis more attractive to investors, resulting in lower yields than those offered by other states' munis.

What are your plans for the fund going forward?

   We plan to keep an eye out for AMT securities that we can add to the fund's portfolio to boost its yield. Depending on the interest rate outlook, we may begin looking to extend the fund's average maturity somewhat after the end of January, when muni yields have rebounded from the "January effect." This is a seasonal drop in muni money market yields which typically occurs in January when demand for these securities surges. One catalyst for surging demand is the large amount of coupon payments that occur in January, most of which are reinvested in the muni market. Another source of demand is corporations, who buy back munis that they sold in December for Treasurys in order to dress up their portfolios for year-end review.

[pie charts]

   PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/96)

   SP1+ 79%
   SP1 21%

   PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/96)

   SP1+ 83%
   SP1 17%

Semiannual Report                                 Tax-Free Money Market        7


                             SCHEDULE OF INVESTMENTS
                              TAX-FREE MONEY MARKET

NOVEMBER 30, 1996 (UNAUDITED)

                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------


 SHORT-TERM MUNICIPAL SECURITIES
Alaska--1.0%
$    890 Alaska Industrial Development and
           Export Auth. Rev., (Anchorage Fueling
           Project), VRDN, 3.95%, 12-4-96
           (LOC: Industrial Bank of Japan)     $  890
                                               ------

ARIZONA--1.1%
   1,000 East Valley Institute of Technology
           District No. 401, Series 1994 B,
           4.00%, 7-1-97 (AMBAC)                1,000
                                               ------

CALIFORNIA--5.8%
   2,300 California Pollution Control Financing
           Auth. Rev., Series A, (Southern
           California Edison), VRDN,
           4.25%, 12-2-96 (LOC: Credit
           Lyonnais)                            2,300

   1,950 California Rev. Anticipation Notes,
           Series A, 4.50%, 6-30-97             1,956

   1,000 California Student Loan Program Rev.,
           Series A, VRDN, 3.60%, 12-5-96
           (LOC: Dresdner Bank, AG)             1,000
                                                -----
                                                5,256
                                                -----

COLORADO--5.0%
   1,000 Colorado Tax and Rev. Anticipation
           Notes, Series A, 4.50%, 6-27-97      1,003

   3,500 Denver Multi-Family Housing Rev.,
           Series A, (Cottonwood Creek
           Project), VRDN, 3.75%, 12-3-96
           (LOC: GE Capital Corp.)              3,500
                                                -----
                                                4,503
                                                -----

DISTRICT OF COLUMBIA--3.3%
   2,000 District of Columbia Rev., (Abraham
           and Laura Lisner Project), VRDN,
           3.60%, 12-4-96 (LOC:
           NationsBank of Georgia)              2,000

   1,000 District of Columbia Rev., (American
           University), VRDN, 3.55%, 12-4-96
           (LOC: National Westminster Bank)     1,000
                                                -----
                                                3,000
                                                -----


                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

FLORIDA--19.7%
$  4,000 Alachua County Health Facility, VRDN,
           3.50%, 12-4-96 (MBIA) (SBBPA:
           Suntrust Bank Central Florida)    $  4,000

   1,250 Broward County Housing Finance Auth.
           Multi-Family Housing Rev., Series A,
           (Palmaire-Oxford), VRDN, 3.80%,
           12-4-96 (SBBPA: Continental
           Casualty Co.)                        1,250

   3,000 Florida Housing Finance Agency,
           (Village Place Project), VRDN,
           3.60%, 12-4-96 (LOC: Chemical
           Bank)                                3,000

   1,500 Florida Housing Finance Agency Rev.,
           (Oaks at Mill Creek Project), VRDN,
           3.60%, 12-4-96 (LOC: Chemical
           Bank)                                1,500

   2,000 Florida Housing Finance Agency Rev.,
           (Country Club Apartments), VRDN,
           4.15%, 12-2-96 (LOC: Northern
           Trust Corp.)                         2,000

   4,000 Florida Housing Finance Agency Rev.,
           (Beville-Oxford), VRDN, 3.80%,
           12-4-96 (SBBPA: Continental
           Casualty Co.)                        4,000

   2,000 Jacksonville Electric Rev. Commercial
           Paper, 3.50%, 1-24-97 (SBBPA:
           Morgan Guaranty Trust)               2,000
                                               ------
                                               17,750
                                               ------


GEORGIA--2.0%
   1,800 Cobb County Multi-Family Housing
           Rev., (Pittco Frey Association), VRDN,
           3.65%, 12-4-96 (LOC: GE Capital
           Corp.)                               1,800
                                                -----


HAWAII--1.5%
   1,300 Hawaii State Housing Finance and
           Development Corporation Rev.,
           (Affordable Rental Housing), VRDN,
           3.70%, 12-4-96 (LOC: Barclay's
           Bank)                                1,300
                                                -----

See Notes to Financial Statements

8    Tax-Free Money Market                        American Century Investments


                             SCHEDULE OF INVESTMENTS
                              TAX-FREE MONEY MARKET

NOVEMBER 30, 1996 (UNAUDITED)

                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

ILLINOIS--10.0%
$  1,625 Bartlett Multi-Family Housing Rev.,
           Series A, (Barlett Square Apartments),
           VRDN, 3.55%, 12-5-96 (LOC:
           LaSalle National Bank)              $1,625

   1,400 Chicago Rev., Series A, (O'Hare
           International Airport), VRDN,
           12-2-96 (LOC: Westdeutsche
           Bank)                                1,400

   2,000 Illinois Health Facility Auth. Rev.,
           (Franciscan Elder Care), VRDN,
           3.60%, 12-4-96 (LOC: LaSalle
           National Bank)                       2,000

   4,000 Illinois Development Finance Auth.,
           VRDN, 3.55%, 12-6-96 (LOC:
           Northern Trust Corp.)                4,000
                                                -----

                                                9,025
                                                -----


INDIANA--1.7%
   1,000 Huntington Economic Development
           Rev., (Allied Signal Inc. Project),
           VRDN, 3.70%, 12-4-96 (LOC:
           Allied Signal, Inc.)                 1,000

     500 Lawrenceburg Multi-School Building
           Corporation Rev., 4.00%, 8-1-97
           (FSA)                                  500
                                                  ---

                                                1,500
                                                -----


IOWA--1.1%
   1,000 Iowa School Corporation Warrant
           Certificates, Series B, 4.25%,
           1-30-97 (FSA)                        1,001
                                                -----

KANSAS--2.2%
   2,000 Burlington Pollution Control Rev.,
           Series 1985 A, Commercial Paper,
           3.65%, 1-14-97 (LOC: Toronto
           Dominion Bank)                       2,000
                                                -----



                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

KENTUCKY--3.8%
$  1,000 Kentucky State Property and
           Buildings Rev., (Project No. 50),
           (Escrowed to Maturity), 6.20%,
           2-1-97(1)                           $1,005

   2,400 Mayfield Multi-City Lease Rev., VRDN,
           3.70%, 12-4-96 (LOC: PNC Bank)       2,400
                                                -----
                                                3,405
                                                -----


LOUISIANA--3.1%
     800 Louisiana Public Facility Auth. Rev.,
           (Green Briar Hospital), VRDN,
           3.60%, 12-4-96 (LOC: Societe
           Generale)                              800

   2,000 Calcasieu Parish Sales Tax District
           No. 4-A Sales and Use Tax, VRDN,
           3.65%, 12-5-96 (LOC: National
           Westminster Bank)                    2,000
                                                -----

                                                2,800
                                                -----


MASSACHUSETTS--1.1%
   1,000 Massachusetts Bay Transportation
           Auth. Rev., 3.625%, 3-1-97 (LOC:
           State Street Bank)                   1,000
                                                -----


MICHIGAN--4.3%
   1,900 Dearborn Economic Development
           Corporation Rev., VRDN, 3.65%,
           12-4-96 (LOC: Mellon Bank)           1,900

   2,000 Michigan Hospital Finance Auth. Rev.,
           Series A, (St. Mary Hospital of
           Livonia), VRDN, 3.65%, 12-4-96,
           (LOC: Comerica Bank)                 2,000
                                                -----

                                                3,900
                                                -----


MINNESOTA--2.2%
   2,000 Rosemount Independent School District
           GO, Series B, 5.50%, 2-1-97 (FGIC)   2,007
                                                -----

See Notes to Financial Statements

Semiannual Report                                 Tax-Free Money Market        9



                             SCHEDULE OF INVESTMENTS
                              TAX-FREE MONEY MARKET

NOVEMBER 30, 1996 (UNAUDITED)

                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

MISSOURI--3.9%
$  1,500 Kansas City Industrial Development
           Auth. Multi-Family Housing Rev.,
           (Willow Creek IV Apartments), VRDN,
           3.55%, 12-4-96 (FNMA Collateral)    $1,500
   2,000 Saint Charles County Industrial
           Development Auth. Rev., (Sun River
           Apartments Project), VRDN, 3.60%,
           12-5-96 (LOC: Bank of America)       2,000
                                                -----
                                                3,500
                                                -----


MONTANA--2.2%
   2,000 Montana Tax and Rev. Anticipation
           Notes, 4.50%, 6-27-97                2,009
                                                -----

NEW MEXICO--1.1%
   1,000 Santa Fe Gross Receipts Tax Rev.
           Refunding, Series A, 3.90%, 6-1-97
           (AMBAC)                              1,000
                                                -----


NEW YORK--1.1%
   1,000 New York City GO, Series B, VRDN,
           4.25%, 12-2-96 (FGIC)                1,000
                                                -----

OHIO--2.8%
   2,500 Ohio Air Quality Development Auth.
           Pollution Control Rev., Series
           1988 B, 3.60%, 12-20-96 (FGIC)       2,500
                                                -----

SOUTH CAROLINA--4.5%
   4,000 Berkeley County Pollution Control Rev.
           Refunding, VRDN, 3.60%, 12-5-96
           (LOC: Royal Bank of Canada)          4,000
                                                -----


TENNESSEE--2.2%
   2,000 Chattanooga Industrial Development
           Rev., (Market Street Limited Project),
           VRDN, 3.55%, 12-4-96 (LOC:
           Credit Suisse)                       2,000
                                                -----


                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

TEXAS--12.2%
$    575 Arlington Hospital Auth. Rev.,
           (Arlington Memorial Hospital),
           5.50%, 12-1-97 (FSA)              $    585

     780 Houston Water and Sewer System
           Rev., 8.00%, 12-1-97, Prerefunded
           at 102% of Par(1)                      827

   4,000 Tarrant County Housing Finance
           Corporate Rev., (Multi-Family
           Housing-SF Apartments), VRDN,
           3.55%, 12-4-96 (LOC: Suntrust
           Bank, Nashville)                     4,000

   3,000 Texas Tax and Rev. Anticipation Notes,
           4.75%, 8-29-97                       3,018

   2,500 Waller County Industrial Development
           Rev., (Tubular Steel Project), VRDN,
           3.60%, 12-4-96 (LOC: Wachovia
           Bank)                                2,500
                                                -----

                                               10,930
                                               ------


WASHINGTON--1.1%
   1,000 Seattle Water System Rev., VRDN,
           3.55%, 12-4-96 (LOC: Bayerische
           Landesbank)                          1,000
                                                -----


TOTAL INVESTMENT SECURITIES--100.0%            $90,076
                                               =======



Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial  Guaranty  Insurance  Company
FNMA = Federal National  Mortgage Association
FSA = Financial  Security  Association
GO = General Obligation
LOC = Letter of Credit
MBIA = Municipal  Bond  Insurance  Association
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note.  Interest  reset date is indicated and used in
     calculating  the  weighted  average  portfolio  maturity.   Rate  shown  is
     effective November 30, 1996.
(1)  Escrowed in U.S. Government Securities.

See Notes to Financial Statements

10   Tax-Free Money Market                        American Century Investments


                           INTERMEDIATE-TERM TAX-FREE




                                             30-DAY                  30-DAY TAX-EQUIVALENT YIELDS
                                               SEC           28%           31%           36%           39.6%
                                              YIELD      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket

CURRENT YIELD (as of November 30, 1996)
   Intermediate-Term Tax-Free                 4.08%         5.67%         5.91%         6.38%          6.75%


                                           6 MONTHS(2)     1 YEAR        3 YEARS       5 YEARS       10 YEARS


 AVERAGE ANNUAL RETURNS (as of November 30, 1996)(1)
   Intermediate-Term Tax-Free                  4.86%         4.93%         4.83%         6.51%          6.48%

   Lehman 5-Year General Obligation(3)         4.74%         5.37%         5.34%         6.58%          6.48%

   Average Intermediate Municipal
   Debt Fund(4)                                4.87%         4.71%         5.03%         6.51%          6.65%

   Fund's Ranking Among Intermediate
   Municipal Debt Funds(5)                     --      44 out of 135  52 out of 83  15 out of 33   11 out of 17



(1)  Returns are defined in the Glossary on page 37.
(2)  Not annualized.
(3)  See page 36 for more information about the fund's comparative index.
(4)  According to Lipper Analytical Services. See page 36 for more information about Lipper and the fund's category.
(5)  Rankings determined by Lipper based on average annual returns for the periods indicated.

[mountain graph - data below]

   GROWTH OF $10,000 OVER A 10-YEAR PERIOD

   $10,000
   investment
   made 11/30/86

                  Intermediate-Term Tax-Free         Lehman 5-Year GO
   11/30/86      $10000                             $10000
   12/31/86       9950                               9969
   1/31/87        10183                              10162
   2/28/87        10248                              10254
   3/31/87        10186                              10196
   4/30/87        9729                               9894
   5/31/87        9759                               9893
   6/30/87        9962                               10102
   7/31/87        10146                              10219
   8/31/87        10129                              10238
   9/30/87        9759                               9894
   10/31/87       9852                               10040
   11/30/87       10048                              10160
   12/31/87       10174                              10272
   1/31/88        10483                              10525
   2/29/88        10571                              10632
   3/31/88        10492                              10591
   4/30/88        10573                              10688
   5/31/88        10515                              10559
   6/30/88        10569                              10636
   7/31/88        10623                              10684
   8/31/88        10621                              10653
   9/30/88        10731                              10757
   10/31/88       10853                              10850
   11/30/88       10781                              10793
   12/31/88       10849                              10822
   1/31/89        10975                              10978
   2/28/89        10872                              10861
   3/31/89        10820                              10792
   4/30/89        11006                              10977
   5/31/89        11192                              11177
   6/30/89        11283                              11299
   7/31/89        11445                              11464
   8/31/89        11379                              11419
   9/30/89        11366                              11425
   10/31/89       11462                              11435
   11/30/89       11646                              11580
   12/31/89       11748                              11675
   1/31/90        11778                              11680
   2/28/90        11832                              11767
   3/31/90        11786                              11731
   4/30/90        11730                              11693
   5/31/90        11971                              11906
   6/30/90        12076                              11994
   7/31/90        12236                              12136
   8/31/90        12071                              12095
   9/30/90        12104                              12120
   10/31/90       12342                              12299
   11/30/90       12538                              12476
   12/31/90       12553                              12522
   1/31/91        12777                              12706
   2/28/91        12872                              12822
   3/31/91        12855                              12792
   4/30/91        13012                              12952
   5/31/91        13100                              13018
   6/30/91        13067                              13016
   7/31/91        13173                              13146
   8/31/91        13351                              13315
   9/30/91        13556                              13479
   10/31/91       13657                              13581
   11/30/91       13676                              13624
   12/31/91       14015                              13930
   1/31/92        14024                              13957
   2/29/92        13973                              13966
   3/31/92        13918                              13919
   4/30/92        14032                              14042
   5/31/92        14184                              14168
   6/30/92        14423                              14372
   7/31/92        14879                              14749
   8/31/92        14653                              14638
   9/30/92        14797                              14730
   10/31/92       14650                              14682
   11/30/92       14890                              14860
   12/31/92       15022                              14963
   1/31/93        15247                              15125
   2/28/93        15755                              15519
   3/31/93        15467                              15343
   4/30/93        15613                              15442
   5/31/93        15640                              15496
   6/30/93        15892                              15706
   7/31/93        15837                              15717
   8/31/93        16175                              15930
   9/30/93        16381                              16045
   10/31/93       16412                              16069
   11/30/93       16274                              16023
   12/31/93       16550                              16242
   1/31/94        16747                              16395
   2/28/94        16327                              16088
   3/31/94        15925                              15729
   4/30/94        15986                              15888
   5/31/94        16098                              15977
   6/30/94        16053                              15941
   7/31/94        16265                              16114
   8/31/94        16318                              16192
   9/30/94        16151                              16070
   10/31/94       15971                              15980
   11/30/94       15756                              15878
   12/31/94       15971                              16018
   1/31/95        16229                              16171
   2/28/95        16542                              16406
   3/31/95        16690                              16667
   4/30/95        16769                              16712
   5/31/95        17128                              17078
   6/30/95        17130                              17091
   7/31/95        17311                              17331
   8/31/95        17445                              17506
   9/30/95        17512                              17558
   10/31/95       17684                              17632
   11/30/95       17867                              17782
   12/31/95       18000                              17880
   1/31/96        18208                              18092
   2/29/96        18160                              18031
   3/31/96        17913                              17935
   4/30/96        17905                              17908
   5/31/96        17878                              17887
   6/30/96        17962                              18013
   7/31/96        18160                              18133
   8/31/96        18167                              18170
   9/30/96        18309                              18307
   10/31/96       18486                              18477
   11/30/96       18744                              18734

   Value on 11/30/96

   Intermediate-
   Term Tax-Free
   $18,744

   Lehman
   5-Year GO
   $18,734



Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.



 PORTFOLIO AT A GLANCE
                            11/30/96     5/31/96
Number of Issues               57          54
Weighted Average Maturity  7.23 years  7.15 years
Average Duration           5.33 years  5.44 years
Expense Ratio                0.67%*       0.70%

* Annualized.

See the Glossary on page 37.

Semiannual Report                                 Intermediate-Term Tax-Free  11


                           INTERMEDIATE-TERM TAX-FREE

Management Q&A

   An  interview  with  Joel  Silva,  a  municipal   portfolio   manger  on  the
Intermediate-Term Tax-Free fund management team.

How did the fund perform?

   The fund performed in line with its peers. For the six months ended November 30, 1996, the fund's total return was 4.86%, compared with the 4.87% average return of the 142 "Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services over the same period. However, the fund's one-year return for the period ended November 30, 1996, was 4.93%, exceeding the 4.71% average annual return of its peers. (See the Average Annual Returns table on the previous page.)

What are some of the factors that contributed to the fund's performance during the period?

   One contributing factor was the fund's large contingent of premium noncallable bonds, which performed even better than we had expected. (Premium bonds are bonds that trade at prices above face value because their interest coupons are higher than the prevailing market interest rate.) Noncallable bonds cannot be repurchased by the issuer prior to maturity and replaced with lower-yielding securities if interest rates decline. We sold many of these premium noncallable bonds near the end of the period at a substantial profit.

   In addition, the fund's returns were enhanced by our strong credit research staff, which accurately assessed many specific credit situations throughout the U.S. Thanks to our credit team's diligent work, we purchased many undervalued securities that subsequently appreciated in value.

[bar graph - data below]

   INTERMEDIATE-TERM TAX-FREE FISCAL YEAR-BY-YEAR RETURNS (Periods ended May 31)

             Intermediate-Term Tax-Free     Lehman Five-Year General Obligation
   '87       6.03%                          6.7%
   '88       7.75                           6.73
   '89       6.44                           5.85
   '90       6.95                           6.53
   '91       9.43                           9.34
   '92       8.28                           8.83
   '93       10.26                          9.38
   '94       2.93                           3.1
   '95       6.4                            6.89
   '96       4.38                           4.74

This chart illustrates the historical year-by-year volatility of the fund's returns over the previous 10 years. The fund's total returns include operating expenses, while the index's returns do not.

See page 36 for a definition of the fund's comparative index.

12   Intermediate-Term Tax-Free                   American Century Investments


                           INTERMEDIATE-TERM TAX-FREE

Why and how did you change the fund's position over the past six months?

   During the second quarter of 1996, we began to shorten the fund's average maturity as evidence of a strengthening economy caused the market to sell off. By the end of May, the average maturity was down to 7.15 years, and it remained close to that mark through the end of the period. While shortening the fund's average maturity, we sold some longer discount bonds and used the proceeds to purchase premium noncallable bonds. (Discount bonds are bonds that trade at prices below face value because their interest coupons are lower than the prevailing market interest rate.)

   While moving to a more neutral stance, we shifted the fund's portfolio holdings from a barbell structure to a laddered structure. Though the barbell benefited the fund during the bond market rally in late 1995 and early 1996, the laddered structure will allow us to more quickly adjust the fund to changing market conditions going forward.

In the fund's May 31, 1996 Annual Report, you mentioned that you had purchased attractively priced California municipal securities. How did those securities perform?

   The fund's California securities performed very well. We purchased some California munis in the aftermath of the Orange County bankruptcy, when many California munis were trading at relatively inexpensive prices. While specifically avoiding Orange County securities, we were able to find a number of bargains in California while maintaining a high level of credit quality. As California's economy improved during 1996, these securities appreciated in value, enhancing the fund's returns.


 TOP FIVE STATES (% of fund investments)
                 As of                      As of
                11/30/96                   5/31/96
 California        19%      Texas            19%
 Texas             17%      California       18%
 Washington        12%      Washington       12%
 Illinois           6%      Illinois          6%
 Oklahoma           5%      Wisconsin         5%

[pie charts]

   PORTFOLIO  COMPOSITION  BY SECURITY  TYPE (as of 11/30/96)
     Revenue Bonds 43%
     General Obligation 19%
     Lease/COPs 12%
     Other 26%

   PORTFOLIO  COMPOSITION  BY SECURITY  TYPE (as of 5/31/96)
     Revenue  Bonds 46%
     General Obligation 21%
     Lease/COPs 10%
     Other 23%

Semiannual Report                                 Intermediate-Term Tax-Free  13


                           INTERMEDIATE-TERM TAX-FREE

Would you explain the recent changes to the fund's investment parameters?

   Yes. The fund can now hold bonds across the entire investment-grade category, which includes securities rated AAA, AA, A and BBB. Previously, the fund could invest only in securities rated AAA, AA or A. The fund had been at a competitive disadvantage because of this restriction, so we expanded its credit criteria to better compete with the fund's peers and provide higher returns for our shareholders. The change will also allow us to make better use of our strong credit research team.

   In addition, effective January 1, 1997, the fund will be allowed to invest up to 20% of its assets in "private activity" bonds whose interest income is a tax preference item under the federal alternative minimum tax (AMT).

What is the outlook for munis going forward?

   A spate of recent reports suggesting the economy may have picked up speed during the fourth quarter makes the inflation outlook uncertain. Consumer confidence reached a seven-year high in December, while personal income and spending rose, as did U.S. exports, housing purchases and manufacturing activity. Although the outlook for bonds in general is rather uncertain, we expect supply and demand factors to continue to work in munis' favor for the near future.

Given this outlook, what are your plans for the fund over the next six months?

   We will likely maintain the fund's neutral posture, lengthening or shortening the fund's average maturity and duration in a narrow range when appropriate. If the economic outlook does change dramatically, we believe the fund is positioned to respond appropriately.

[pie charts]

   PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/96)
   AAA 68%
   AA 18%
   A 13%
   BBB 1%

   PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/96)
   AAA 62%
   AA 19%
   A 19%

Investment terms are defined in the Glossary on page 37.

14   Intermediate-Term Tax-Free                   American Century Investments


                             SCHEDULE OF INVESTMENTS
                           INTERMEDIATE-TERM TAX-FREE

NOVEMBER 30, 1996 (UNAUDITED)

                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------


 MUNICIPAL SECURITIES

ALABAMA-1.6%
$  1,000 Alabama Municipal Electric Power Auth.
           Rev., 6.10%, 9-1-99 (MBIA)        $  1,052
                                                -----

ALASKA--0.8%
     500 Anchorage Hospital Rev., Series 1991,
           (Sisters of Providence), 6.50%,
           10-1-99                                528
                                                  ---

ARIZONA--0.7%
     410 Pinal County Unified School District No.
           43 Apache Junction GO, Series A,
           6.80%, 7-1-08 (FGIC)                   479
                                                  ---

CALIFORNIA--19.4%
   1,250 California Health Facility Auth. Rev.
           Refunding, (Sisters of Providence),
           6.20%, 10-1-03 (MBIA)                1,372

   2,170 California Housing Finance Agency
           Rev., 5.60%, 8-1-09 (MBIA)           2,227

   1,000 California Public Works Board Lease
           Rev., 6.00%, 1-1-05 (AMBAC)          1,093

   1,100 California Public Works Board Rev.,
           (Various Universities), 6.15%,
           11-1-09                              1,179

   1,060 Ontario Redevelopment Finance Auth.
           Special Assessment, (Local Agency
           Series A), 5.90%, 9-2-07 (FSA)       1,141

   1,100 Sacramento Regional Transportation
           Certificates of Participation,
           Series A, 6.20%, 3-1-00              1,163

   1,000 Sacramento Schools Ins. Auth. Rev.,
           Worker's Compensation Program,
           Series C, 5.75%, 6-1-03              1,063

   1,000 San Bernardino County Certificates of
           Participation, 5.75%, 8-1-06 (MBIA)  1,080

   1,000 State of California GO, 5.75%,
           10-1-10                              1,065

   1,080 Y/S School Facility Finance Auth. Rev.,
           Series 1990, 5.65%, 9-1-06 (MBIA)    1,128
                                               ------
                                               12,511
                                               ------


                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

FLORIDA--2.5%
$    700 Broward County School District GO,
           6.75%, 2-15-00                     $   749

     775 Lakeland Electric and Water Rev.
           Refunding, Series B, 6.00%, 10-1-09,
           (FGIC)                                 854
                                                  ---

                                                1,603
                                                -----


GEORGIA--3.5%

   2,000 Fulton County Water and Sewer
           Rev. Refunding, 6.25%, 1-1-09
           (FGIC)                               2,237
                                                -----

HAWAII--1.7%
   1,000 Hawaii GO, Series A, (Escrowed to
           Maturity), 7.00%, 6-1-00 (FGIC)(1)   1,091
                                                -----

ILLINOIS--6.0%
   2,000 City of Chicago GO, (Emergency
           Telephone), 5.25%, 1-1-04 (FGIC)     2,073

     700 City of Chicago Metropolitan Water
           Reclamation District GO, 7.25%,
           1-1-99, Prerefunded at 100% of
           Par(1)                                 745

   1,000 Illinois Education Facility Auth. Rev.,
           Series A, (Loyola University), 6.30%,
           7-1-98                               1,035

      30 Metropolitan Pier and Exposition Auth.
           Rev., (McCormick Place Project),
           (Escrowed to Maturity), 5.20%,
           6-15-99(1)                              31
                                                -----
                                                3,884
                                                -----


INDIANA--2.3%
     500 Indiana University Student Fee Rev.,
           Series F, 7.10%, 8-1-97                512

   1,000 South Montgomery Industrial Building
           Improvement Certificates of
           Participation, 4.06%(2), 1-1-98
           (AMBAC)                                957
                                                  ---

                                                1,469
                                                -----


MASSACHUSETTS--1.6%
   1,000 Massachusetts GO, Series B, 5.40%,
           11-1-07 (MBIA)                       1,052
                                                -----

See Notes to Financial Statements

Semiannual Report                                 Intermediate-Term Tax-Free  15


                             SCHEDULE OF INVESTMENTS
                           INTERMEDIATE-TERM TAX-FREE

NOVEMBER 30, 1996 (UNAUDITED)

                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

MICHIGAN--2.4%
$  1,500 Detroit Water Supply System Rev.,
           Series A, 5.30%, 7-1-09 (MBIA)      $1,530
                                                -----

NEW JERSEY--1.7%
   1,000 New Jersey Transportation Trust
           Fund Auth. Rev., Series A, 6.00%,
           12-15-05 (MBIA)                      1,101
                                                -----

NEW YORK--4.1%
   1,000 New York State Thruway Auth. Service
           Contract, 5.30%, 4-1-04              1,023

   1,000 New York State Urban Development
           Corp. Rev., 6.25%, 4-1-05 (MBIA)     1,105

     500 New York State Local Government
           Assistance, Series A, 6.00%, 4-1-07    542
                                                -----
                                                2,670
                                                -----


NORTH CAROLINA--3.4%
   2,000 North Carolina Eastern Municipal
           Power Agency Rev., Series 1993,
           6.00%, 1-1-06 (FSA)                  2,157
                                                -----

OHIO--1.7%
   1,000 Ohio State Building Auth. Rev., Series
           A, (Correctional Facility), 6.25%,
           10-1-00                              1,070
                                                -----

OKLAHOMA--4.5%
   2,500 Oklahoma Industrial Auth. Health
           System Rev. Refunding, Series
           1995 C, 7.00%, 8-15-04 (AMBAC)       2,883
                                                -----

PENNSYLVANIA--1.3%
     845 Philadelphia Water and Wastewater
           Rev., 5.00%, 6-15-12 (FGIC)            822
                                                -----

SOUTH CAROLINA--1.6%
   1,000 South Carolina Public Service Rev.,
           6.25%, 1-1-00 (AMBAC)                1,058
                                                -----


                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

TEXAS--16.8%

$    115 Austin County GO, 6.75%, 9-1-00,
           Prerefunded at Par(1)            $     125

     885 Austin County GO, Series C, 6.75%,
           9-1-01                                 959

     535 City of Austin Utility System Rev.,
           (Escrowed to Maturity), 7.50%,
           11-15-98(1)                            571

   1,500 Harris County Health Facility Memorial
           Hospital Rev., (Systems Project),
           6.80%, 6-1-01                        1,626

   1,000 Houston Independent School District
           GO, (Guaranteed by Texas Permanent
           School Fund), 8.375%, 8-15-98        1,074

   1,500 Houston Water and Sewer System Rev.,
           5.60%, 12-1-02 (MBIA)                1,595

     500 North Texas Higher Education Student
           Loan Rev., 6.875%, 4-1-02
           (AMBAC)                                532

   2,000 Texas Municipal Power Agency Rev.,
           5.75%, 9-1-02 (MBIA)                 2,137

   1,000 Texas Public Financing Agency GO,
           Series 1995, (Systems Project),
           6.50%, 10-1-03                       1,120

   1,000 Texas Turnpike Auth. Rev., Series
           1990 A, 7.00%, 1-1-99, Prerefunded
           at 102% of Par, (AMBAC)(1)           1,079
                                               ------
                                               10,818
                                               ------


UTAH--4.2%
   1,600 Utah Housing Finance Agency Single
           Family Mortgage Rev., 5.65%,
           7-1-06                               1,645

   1,000 Utah State MFC University Rev., Series
           1991, (Utah Hospital), 6.60%,
           5-15-00                              1,072
                                                -----
                                                2,717
                                                -----
See Notes to Financial Statements

16   Intermediate-Term Tax-Free                   American Century Investments


                             SCHEDULE OF INVESTMENTS
                           INTERMEDIATE-TERM TAX-FREE

NOVEMBER 30, 1996 (UNAUDITED)

                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

VIRGINIA--1.6%
$  1,000 Virginia State Public Building Auth. Rev.
           Refunding, Series A, 5.70%, 8-1-00$  1,052
                                                -----

WASHINGTON--12.4%
   1,000 Pierce County School District No. 3 GO,
           Series B, 5.80%, 12-1-99             1,045

   1,000 Pierce County School District #320
           GO, 5.75%, 12-1-02                   1,060

   2,000 Snohomish County Public Utility
           District Rev., Series 1993, 5.625%,
           1-1-05 (FGIC)                        2,114

   1,000 Snohomish County School District #15
           GO, 6.125%, 12-1-03                  1,067

   1,000 Washington Public Power Supply
           System Rev., (Project #1), 5.50%,
           7-1-04 (FGIC)                        1,040

   1,000 Washington Public Power Supply
           System Rev., (Project #1), 7.10%,
           7-1-01 (FGIC)                        1,102

     500 Washington Public Power Supply
           System Rev., Series C, 7.00%,
           7-1-01 (FGIC)                          551
                                                -----
                                                7,979
                                                -----


WISCONSIN--3.4%
   1,000 Wisconsin State Health and
           Educational Facility Rev., (Aurora
           Medical Group), 6.00%, 11-15-10
           (FSA)                                1,085

   1,060 Wisconsin State Health Facility Rev.,
           Series B, (Wausau Hospital), 6.30%,
           8-15-00 (AMBAC)                      1,131
                                                -----
                                                2,216
                                                -----


TOTAL MUNICIPAL SECURITIES--99.2%              63,979
   (Cost $60,949)                              ------



                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

 SHORT-TERM MUNICIPAL SECURITIES

FLORIDA--0.8%
$    500 University Athletic Association, Inc.
           Capital Improvement Rev., (University
           of Florida Stadium Project), VRDN,
           4.00%, 12-2-96, resets daily, final
           maturity 2-1-20 (LOC: Suntrust
           Bank Central Florida, N.A.)      $     500
                                            ---------
   (Cost $500)

TOTAL INVESTMENT SECURITIES--100.0%         $  64,479
   (Cost $61,449)                           =========


Notes to Schedule of Investments

AMBAC = AMBAC Indemnity Corp.
FGIC = Financial  Guaranty Insurance Company
FSA = Financial  Security  Association
GO = General  Obligation
LOC = Letter of Credit
MBIA = Municipal Bond Insurance Association
resets = The frequency  with which a  fixed-income  security's  coupon  changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRDN = Variable Rate Demand Note.  Interest  reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1996.
(1) Escrowed in U.S. Government Securities.
(2) This security is a zero-coupon municipal bond. The yield to maturity at current market value is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements

Semiannual Report                                 Intermediate-Term Tax-Free  17


                               LONG-TERM TAX-FREE




                                             30-DAY                  30-DAY TAX-EQUIVALENT YIELDS
                                               SEC           28%           31%           36%           39.6%
                                              YIELD      Tax Bracket   Tax Bracket   Tax Bracket    Tax Bracket


 CURRENT YIELD (as of November 30, 1996)
   Long-Term Tax-Free                         4.70%         6.53%         6.81%         7.34%          7.78%


                                           6 MONTHS(2)     1 YEAR        3 YEARS       5 YEARS       10 YEARS


 AVERAGE ANNUAL RETURNS (as of November 30, 1996)(1)
   Long-Term Tax-Free                         6.54%         4.62%         5.15%         7.94%          6.82%

   Lehman Long-Term
   Municipal Bond(3)                          8.25%         6.68%         6.49%         8.80%          8.00%

   Average General Municipal
   Debt Fund(4)                               6.15%         4.91%         4.98%         7.36%          7.22%

   Fund's Ranking Among
   General Municipal Debt Funds(5)             --     149 out of 228  68 out of 161  17 out of 103  47 out of 63



(1)  Returns are defined in the Glossary on page 37.
(2)  Not annualized.
(3)  See page 36 for more information about the fund's comparative index.
(4)  According to Lipper Analytical Services. See page 36 for more information about Lipper and the fund's category.
(5)  Rankings determined by Lipper based on average annual returns for the periods indicated.

[mountain graph - data below]

   GROWTH OF $10,000 OVER A 10-YEAR PERIOD

   $10,000
   investment
   made 11/30/86

                  Long-Term Tax-Free        Lehman Long-Term Muni
   11/30/86      $10000                    $10000
   12/31/86       9946                      9987
   1/31/87        10235                     10323
   2/28/87        10304                     10352
   3/31/87        10206                     10199
   4/30/87        9367                      9627
   5/31/87        9249                      9521
   6/30/87        9415                      9217
   7/31/87        9499                      9303
   8/31/87        9497                      9344
   9/30/87        9007                      8962
   10/31/87       8917                      8962
   11/30/87       9129                      9248
   12/31/87       9275                      9369
   1/31/88        9687                      9743
   2/29/88        9790                      9858
   3/31/88        9589                      9716
   4/30/88        9661                      9793
   5/31/88        9649                      9803
   6/30/88        9805                      9994
   7/31/88        9871                      10061
   8/31/88        9899                      10101
   9/30/88        10059                     10330
   10/31/88       10261                     10565
   11/30/88       10161                     10451
   12/31/88       10317                     10633
   1/31/89        10496                     10884
   2/28/89        10379                     10731
   3/31/89        10376                     10740
   4/30/89        10617                     11055
   5/31/89        10861                     11311
   6/30/89        10999                     11483
   7/31/89        11160                     11635
   8/31/89        10985                     11458
   9/30/89        10861                     11423
   10/31/89       11003                     11574
   11/30/89       11234                     11820
   12/31/89       11310                     11907
   1/31/90        11171                     11787
   2/28/90        11309                     11920
   3/31/90        11297                     11932
   4/30/90        11080                     11787
   5/31/90        11491                     12120
   6/30/90        11583                     12239
   7/31/90        11841                     12455
   8/31/90        11459                     12158
   9/30/90        11433                     12139
   10/31/90       11719                     12396
   11/30/90       11989                     12710
   12/31/90       12064                     12766
   1/31/91        12242                     12938
   2/28/91        12257                     13028
   3/31/91        12273                     13060
   4/30/91        12456                     13262
   5/31/91        12580                     13418
   6/30/91        12504                     13393
   7/31/91        12678                     13600
   8/31/91        12846                     13795
   9/30/91        13065                     13995
   10/31/91       13213                     14142
   11/30/91       13205                     14159
   12/31/91       13622                     14496
   1/31/92        13556                     14488
   2/29/92        13582                     14510
   3/31/92        13530                     14547
   4/30/92        13656                     14686
   5/31/92        13891                     14901
   6/30/92        14194                     15189
   7/31/92        14805                     15746
   8/31/92        14513                     15534
   9/30/92        14539                     15603
   10/31/92       14231                     15343
   11/30/92       14649                     15775
   12/31/92       14877                     15979
   1/31/93        15058                     16130
   2/28/93        15854                     16880
   3/31/93        15548                     16677
   4/30/93        15830                     16905
   5/31/93        15920                     17045
   6/30/93        16211                     17365
   7/31/93        16146                     17383
   8/31/93        16624                     17828
   9/30/93        16870                     18059
   10/31/93       16856                     18094
   11/30/93       16645                     17875
   12/31/93       16998                     18336
   1/31/94        17195                     18552
   2/28/94        16669                     17938
   3/31/94        15963                     16867
   4/30/94        15976                     16997
   5/31/94        16165                     17196
   6/30/94        16064                     16990
   7/31/94        16410                     17426
   8/31/94        16401                     17463
   9/30/94        16153                     17058
   10/31/94       15835                     16534
   11/30/94       15588                     16098
   12/31/94       15952                     16669
   1/31/95        16392                     17402
   2/28/95        16839                     18111
   3/31/95        16980                     18328
   4/30/95        16964                     18319
   5/31/95        17506                     19099
   6/30/95        17293                     18748
   7/31/95        17420                     18843
   8/31/95        17593                     19109
   9/30/95        17730                     19258
   10/31/95       18076                     19724
   11/30/95       18497                     20233
   12/31/95       18775                     20549
   1/31/96        18815                     20637
   2/29/96        18637                     20385
   3/31/96        18253                     20012
   4/30/96        18145                     19932
   5/31/96        18163                     19942
   6/30/96        18364                     20250
   7/31/96        18532                     20451
   8/31/96        18548                     20424
   9/30/96        18841                     20878
   10/31/96       19039                     21133
   11/30/96       19353                     21587

   Value on 11/30/96
   Lehman Long-
   Term Muni
   $21,587

   Long-Term
   Tax-Free
   $19,353

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.



 PORTFOLIO AT A GLANCE
                            11/30/96     5/31/96
Number of Issues               42          36
Weighted Average Maturity  18.46 years 17.28 years
Average Duration           8.20 years  8.04 years
Expense Ratio                0.68%*       0.70%

* Annualized.

See the Glossary on page 37.

18   Long-Term Tax-Free                           American Century Investments


                               LONG-TERM TAX-FREE

Management Q&A

   An interview with Dave MacEwen, vice president and a senior portfolio manager on the Long-Term Tax-Free fund management team.

How did the fund perform?

   The fund outperformed its peers for the six months ended November 30, 1996, posting a total return of 6.54%, which exceeded the 6.15% average return of the 233 "General Municipal Debt Funds" tracked by Lipper Analytical Services over the same period. However, the fund's one-year return of 4.62% lagged the 4.91% average annual return of its peer group for the period ended November 30, 1996. (See the Average Annual Return table on the previous page.)

Why did the fund perform well relative to its peers over the last six months?

   One contributing factor was the fund's large contingent of premium noncallable bonds, which performed even better than we had expected. (Premium bonds are bonds that trade at prices above face value because their interest coupons are higher than the prevailing market interest rate.) Noncallable bonds cannot be repurchased by the issuer prior to maturity and replaced with lower-yielding securities if interest rates decline. We sold many of these premium noncallable bonds near the end of the period at a substantial profit.

   In addition, the fund's returns were enhanced by our strong credit research staff, which accurately assessed many specific credit situations throughout the U.S. Thanks to our credit team's diligent work, we purchased many undervalued securities that subsequently appreciated in value.

[bar graph - data below]

   LONG-TERM TAX-FREE FISCAL YEAR-BY-YEAR RETURNS (Periods ended May 31)
                  Long-Term Tax-Free        Lehman Long-Term Muni Bond
   '87            2.39%                     5.83%
   '88            4.32                      2.97
   '89            12.56                     15.38
   '90            5.8                       7.15
   '91            9.48                      10.71
   '92            10.42                     11.05
   '93            14.61                     14.39
   '94            1.54                      0.89
   '95            8.29                      11.07
   '96            3.75                      4.41

This chart illustrates the historical year-by-year volatility of the fund's returns over the previous 10 years. The fund's total returns include operating expenses, while the index's returns do not.

See page 36 for a definition of the fund's comparative index.

Semiannual Report                                      Long-Term Tax-Free     19


                               LONG-TERM TAX-FREE

Why did the fund underperform its peers over the last twelve months?

   The primary reason was that we kept the fund's duration longer than that of many of its peers heading into 1996 because we anticipated a weakening U.S. economy and lower interest rates from the Federal Reserve. Market expectations for interest rates changed in mid-February 1996, when economic reports showed a surprisingly resilient U.S. economy. In a rising interest rate environment, the fund's longer duration caused it to experience more price depreciation than many of its peers.

Why and how did you change the fund's position over the past six months?

   During the second quarter of 1996, we began to shorten the fund's average maturity as evidence of a strengthening economy caused the market to sell off. By mid-June, the average maturity was down to 17 years. While shortening the fund's average maturity, we sold some longer discount bonds and used the proceeds to purchase premium noncallable bonds. (Discount bonds are bonds that trade at prices below face value because their interest coupons are lower than the prevailing market interest rate.)

   While moving to a more neutral stance, we shifted the fund's portfolio holdings from a barbell structure to a laddered structure. Though the barbell benefited the fund during the bond market rally in late 1995 and early 1996, the laddered structure will allow us to more quickly adjust the fund to changing market conditions going forward.

Why did you decrease the fund's electric utilities holdings during the period?

   We are rotating out of this sector because of pressure on electric utilities from deregulation. The federal government enacted legislation intended to create competition among electric utilities companies in 1992. Deregulation will likely cause sweeping changes as companies restructure in an attempt to become more competitive. Until the full impact of deregulation is known, we'll continue to take a very cautious approach to paper issued by electric utilities. We put the money from the sale of our electric utilities holdings to work in what we feel to be more stable investments, such as general obligation bonds.


 TOP FIVE STATES (% of fund investments)
                 As of                      As of
                11/30/96                   5/31/96
 Illinois          16%      Illinois         19%
 Washington         9%      Washington       14%
 California         9%      Texas             8%
 Texas              8%      Massachussetts    8%
 Florida            8%      South Carolina    7%

[pie charts]

   PORTFOLIO  COMPOSITION  BY SECURITY  TYPE (as of 11/30/96)
     Revenue Bonds 51%
     Lease/COPs 14%
     Prerefunded 10%
     Other 25%

   PORTFOLIO  COMPOSITION  BY SECURITY  TYPE (as of 5/31/96)
     Revenue  Bonds 64%
     Prerefunded 11%
     Other 25%

20   Long-Term Tax-Free                           American Century Investments


                               LONG-TERM TAX-FREE


Would you explain the recent changes to the fund's investment parameters?

   Yes. The fund can now hold bonds across the entire investment-grade spectrum, which includes securities rated AAA, AA, A and BBB. Previously, the fund could invest only in securities rated AAA, AA or A. The fund was at a competitive disadvantage because of this restriction, so we expanded its credit criteria to better compete with the fund's peers and provide higher returns for our shareholders. The change will also allow us to make better use of our strong credit research team.

  In addition, effective January 1, 1997, the fund will be allowed to invest up to 20% of its assets in "private activity" bonds whose interest income is a tax preference item under the federal alternative minimum tax (AMT).

What is the outlook for munis going forward?

   A spate of recent reports suggesting the economy may have picked up speed during the fourth quarter makes the inflation outlook uncertain. Consumer confidence reached a seven-year high in December, while personal income and spending rose, as did U.S. exports, housing purchases and manufacturing activity. Although the outlook for bonds in general is rather uncertain, we expect supply and demand factors to continue to work in munis' favor for the near future.

Given this outlook, what are your plans for the fund over the next six months?

   We will likely maintain the fund's neutral posture, lengthening or shortening the fund's average maturity and duration in a narrow range when appropriate. If the economic outlook does change significantly, we believe the fund is positioned to respond appropriately.

[pie charts]

   PORTFOLIO COMPOSITION BY CREDIT RATING (as of 11/30/96)
   AAA 51%
   AA 39%
   A 7%
   BBB 3%

   PORTFOLIO COMPOSITION BY CREDIT RATING (as of 5/31/96)
   AAA 57%
   AA 34%
   A 9%

Investment terms are defined in the Glossary on page 37.

Semiannual Report                                        Long-Term Tax-Free   21



                             SCHEDULE OF INVESTMENTS
                               LONG-TERM TAX-FREE

NOVEMBER 30, 1996 (UNAUDITED)

                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------


 MUNICIPAL SECURITIES

ALABAMA --3.1%
$  2,000 Alabama Special Care Facility
           Financing Auth. Rev., (Daughters
           of Charity), 5.00%, 11-1-25         $1,830
                                                -----

ARIZONA--3.1%
   1,750 Phoenix Civic Improvement Corporation
           Water System Rev., 6.00%, 7-1-19     1,811
                                                -----

CALIFORNIA--7.9%
   3,270 California State Building Auth. Lease
           Rev., Series A, (San Francisco Civic
           Center Complex), 5.25%, 12-1-16
           (AMBAC)                              3,201

   1,700 Los Angeles Wastewater Rev., Series
           1993 D, 4.70%, 11-1-19 (FGIC)        1,517
                                                -----
                                                4,718
                                                -----


FLORIDA--5.6%
     890 Broward County Resource Recovery
           Facility Rev., Series 1984, (South
           Project), 7.95%, 12-1-08               984

   1,000 Orlando Water and Electric Auth.
           Rev., Series D, 6.75%, 10-1-17       1,192

   1,000 St. Petersburg Health Auth. Rev.,
           (Allegheny Health), 7.00%, 12-1-15
           (MBIA)                               1,125
                                                -----

                                                3,301
                                                -----


GEORGIA--1.9%
   1,000 Georgia Municipal Electric Auth.
           Rev., 6.50%, 1-1-12 (MBIA)           1,133
                                                -----



                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

ILLINOIS--15.9%
$  1,965 Chicago Metropolitan Water
           Reclamation District Capital
           Improvement, 6.25%, 12-1-14         $2,094

   1,500 Illinois Dedicated Tax Rev., (Civic
           Center Project), 6.25%, 12-15-20
           (AMBAC)                              1,669

   1,500 Illinois Development Finance Auth.
           Pollution Control Rev., Series B,
           (Central Illinois Public Service),
           7.60%, 3-1-14                        1,640

   1,840 Illinois Health Facilities Auth. Rev.
           Refunding, Series C, (Evangelical
           Hospital), 6.75%, 4-15-12            1,959

   2,000 Springfield Water Rev., 6.50%, 3-1-15  2,098
                                                -----
                                                9,460
                                                -----


INDIANA--3.9%
   1,000 Indiana Municipal Power Agency Rev.,
           Series A, 7.10%, 1-1-00,
           Prerefunded at 102% of Par,
           (AMBAC)(1)                           1,102

   1,000 Indiana Transportation Financing Auth.
           Highway Rev., Series A, 7.25%,
           6-1-15                               1,213
                                                -----
                                                2,315
                                                -----


MASSACHUSETTS--6.8%
   1,000 Massachusetts Health and Education
           Auth. Rev., Series F, 6.25%, 7-1-12
           (AMBAC)                              1,110

   1,115 Massachusetts Housing Finance
           Agency Rev., Series 1993 A,
           6.375%, 4-1-21                       1,141

   1,690 Massachusetts Housing Finance
           Agency Rev., Series 1992 H, 6.75%,
           11-15-12 (FNMA)                      1,792
                                                -----
                                                4,043
                                                -----
See Notes to Financial Statements

22   Long-Term Tax-Free                           American Century Investments



                             SCHEDULE OF INVESTMENTS
                               LONG-TERM TAX-FREE

NOVEMBER 30, 1996 (UNAUDITED)

                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------


NEW YORK--3.1%
$  2,000 New York State Urban Development
           Corporation Rev., (Correctional
           Facilities), Series 4, 5.375%,
           1-1-23                              $1,860
                                                -----

PENNSYLVANIA--3.1%
   2,000 Pennsylvania Intergovernmental Special
           Tax Rev., 5.00%, 6-15-22 (MBIA)      1,860
                                                -----

RHODE ISLAND--3.9%
   1,100 Rhode Island Clean Water Safe
           Drinking, 6.70%, 1-1-15 (AMBAC)      1,233

   1,000 Rhode Island Depositors Economic
           Special Obligation, 6.25%, 8-1-16
           (MBIA)                               1,108
                                                -----

                                                2,341
                                                -----


SOUTH CAROLINA--6.8%
   1,000 Columbia Water and Sewer Rev.,
           7.10%, 2-1-01, Prerefunded at
           102% of Par(1)                       1,126

   1,500 Piedmont Municipal Power Agency
           Electric Rev., 6.75%, 1-1-19 (FGIC)  1,771

     860 Piedmont Municipal Power Agency
           Electric Rev. Refunding, Series
           1991 A, 6.50%, 1-1-16 (FGIC)           980

     140 Piedmont Municipal Power Agency
           Electric Rev. Refunding, Series
           1991 A, (Escrowed to Maturity),
           6.50%, 1-1-16(1)                       160
                                                  ---
                                                4,037
                                                -----


TEXAS--8.3%
     600 Lower Colorado River Auth. Rev.
           Refunding, (Escrowed to Maturity),
           5.25%, 1-1-15(1)                       599

   2,000 San Antonio Electric and Gas System
           Rev., 5.31%(2), 2-1-09 (FGIC)        1,057

   1,000 Tarrant County Health Facility Rev.,
           6.00%, 5-15-11 (MBIA)                1,083

   1,960 Texas Municipal Power Agency Rev.,
           Series A, 6.75%, 9-1-12 (AMBAC)      2,176
                                                -----
                                                4,915
                                                -----


                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

UTAH--2.1%
$  1,000 Salt Lake City Hospital Rev. Refunding,
           Series A, (Intermountain Health
           Corporation), (Escrowed to Maturity),
           8.125%, 5-15-15(1)                  $1,217
                                                -----

VIRGINIA--4.9%
   1,000 Hampton Industrial Development Auth.
           Rev., Series A, (Sentara General
           Hospital), 6.50%, 11-1-12            1,058

   1,750 Virginia State Housing Development
           Auth. Rev., Series F, (Single Family
           Mortgage), 7.10%, 1-1-17             1,835
                                                -----
                                                2,893
                                                -----


VERMONT--3.5%
   2,000 Vermont Education and Health
           Buildings Financing Agency Rev.,
           6.00%, 11-1-13                       2,067
                                                -----

WASHINGTON--9.3%
   1,405 Port of Seattle Rev., 7.50%, 12-1-00,
           Prerefunded at 102% of Par,
           (AMBAC)(1)                           1,591

   1,625 Seattle Metropolitan Sewer Rev.,
           Series T, 6.875%, 1-1-13             1,746

   1,000 Washington Public Power Supply
           System Rev., Series 1990 C,
           5.70%, 7-1-12 (AMBAC)                1,017

   1,000 Washington State GO, Series A,
           6.75%, 2-1-15                        1,176
                                                -----
                                                5,530
                                                -----


WISCONSIN--3.8%
   1,900  Wisconsin State Clean Water Rev.,
           6.875%, 6-1-11                       2,240
                                                -----

TOTAL MUNICIPAL SECURITIES--97.0%              57,571
   (Cost $53,989)                              ------


See Notes to Financial Statements

Semiannual Report                                        Long-Term Tax-Free   23



                             SCHEDULE OF INVESTMENTS
                               LONG-TERM TAX-FREE

NOVEMBER 30, 1996 (UNAUDITED)

                                             Value
Principal Amount                       ($ in Thousands)
--------------------------------------------------------------------------------

 SHORT-TERM MUNICIPAL SECURITIES

ARIZONA--0.2%
$    100 Phoenix Industrial Dev. Auth.
           Multifamily Housing Rev. Refunding,
           (Ventana Palms Apartments), VRDN,
           3.65%, 12-4-96, resets monthly,
           final maturity 2-1-24            $     100
                                                  ---

CALIFORNIA--0.8%
     500 California Statewide Communities
           Refunding, VRDN, 4.10%, 12-2-96,
           resets daily, final maturity 6-1-26    500
                                                  ---

FLORIDA--2.0%
   1,200 Jacksonville Pollution Control Rev.
            Refunding, (Florida Power and
           Light Company), VRDN, 4.10%,
           12-2-96, resets daily, final
           maturity 5-1-29                      1,200
                                                -----

TOTAL SHORT-TERM
MUNICIPAL SECURITIES--3.0%                      1,800
   (Cost $1,800)                                -----


TOTAL INVESTMENT SECURITIES-100.0%            $59,371
   (Cost $55,789)                             =======

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FNMA = Federal National Mortgage Association
GO = General Obligation
MBIA = Municipal Bond Insurance Association
resets = The frequency  with which a  fixed-income  security's  coupon  changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRDN = Variable Rate Demand Note.  Interest  reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 1996.
(1)  Escrowed in U.S. Government Securities.
(2) This security is a zero-coupon municipal bond. The yield to maturity at current market value is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements

24   Long-Term Tax-Free                           American Century Investments


                      STATEMENTS OF ASSETS AND LIABILITIES



                                                                                       INTERMEDIATE-
                                                                     TAX-FREE              TERM           LONG-TERM
                                                                   MONEY MARKET          TAX-FREE         TAX-FREE

NOVEMBER 30, 1996 (UNAUDITED)

 ASSETS                                                                $ In Thousands, Except Per Share Amounts
Investment securities, at value
  (amortized cost for Tax-Free Money Market; identified cost
  of $61,449, and $55,789, respectively) ........................ $     90,076     $     64,479     $    59,371
Cash ............................................................          816               --              --
Investment in affiliated money market fund (Note 2) .............           --               --             801
Interest receivable .............................................          493            1,217           1,028
Prepaid expenses and other assets ...............................            1                1              --
                                                                        ------           ------          ------
                                                                        91,386           65,697          61,200
                                                                        ------           ------          ------


 LIABILITIES
Disbursements in excess of demand deposit cash ..................          125              441           1,024
Payable for investments purchased ...............................           --              539           3,188
Payable for shares redeemed .....................................           79               31              22
Dividends payable ...............................................           10               18               8
Payable to affiliates (Note 2) ..................................           49               35              29
Accrued expenses and other liabilities. .........................            1                1               2
                                                                           ---            -----           -----
                                                                           264            1,065           4,273
                                                                           ---            -----           -----
Net Assets Applicable to Outstanding Shares ......................$     91,122     $     64,632     $    56,927
                                                                  ============     ============     ===========


 CAPITAL SHARES $1.00, $10.00, AND $10.00 PAR VALUE, RESPECTIVELY
Outstanding (Unlimited number of shares authorized)
   (in thousands) ...............................................       91,122            5,926           4,856
                                                                        ======            =====           =====
Net Asset Value Per Share ........................................$       1.00     $      10.91     $     11.72
                                                                  ============     ============     ===========


 NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..........................$     91,122     $     61,895     $    53,576
Accumulated net realized (loss) on investment transactions .......          --            (293)           (231)
Net unrealized appreciation on investments (Note 3) ..............          --            3,030           3,582
                                                                        ------           ------          ------
                                                                  $     91,122     $     64,632     $    56,927
                                                                  ============     ============     ===========


See Notes to Financial Statements

Semiannual Report                     Statement of Assets and Liabilities     25


                            STATEMENTS OF OPERATIONS

                                                                                       INTERMEDIATE-
                                                                     TAX-FREE              TERM           LONG-TERM
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1996 (UNAUDITED)             MONEY MARKET          TAX-FREE         TAX-FREE

 INVESTMENT INCOME                                                                    $ In Thousands
Income:
  Interest ...................................................... $      1,613     $      1,750     $     1,578
                                                                  ------------     ------------     -----------

Expenses (Note 2):
Investment advisory fee .........................................          197              136             115
Administrative fees .............................................           44               30              26
Transfer agency fees ............................................           31               22              21
Printing and postage ............................................           12                7               6
Custodian fees ..................................................           10                6               7
Auditing and legal fees .........................................           12                9               8
Registration and filing fees ....................................           14               11              12
Directors' fees and expenses ....................................            4                3               2
Other operating expenses ........................................            6               10               8
                                                                             -               --               -
  Total expenses ................................................          330              234             205
Amount (waived) (Note 2) ........................................         (22)             (21)            (23)
Custodian earnings credits (Note 4) .............................          (4)              (2)             (2)
                                                                           --               --              --
  Net expenses ..................................................          304              211             180
                                                                           ---              ---             ---
Net investment income ...........................................        1,309            1,539           1,398
                                                                         -----            -----           -----


 REALIZED AND UNREALIZED GAIN

 ON INVESTMENTS (NOTE 3)
Net realized gain on investments ................................           --              145             196
Change in net unrealized appreciation on investments ............           --            1,310           1,870
                                                                         -----            -----           -----

Net realized and unrealized
gain on investments .............................................           --            1,455           2,066
                                                                         -----            -----           -----
Net Increase in Net Assets
Resulting from Operations ....................................... $      1,309     $      2,994     $     3,464
                                                                  ============     ============     ===========

See Notes to Financial Statements

26   Statements of Operations                     American Century Investments


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         INTERMEDIATE-
                                                                    TAX-FREE                 TERM                 LONG-TERM
                                                                  MONEY MARKET             TAX-FREE                TAX-FREE
SIX MONTHS ENDED NOVEMBER 30, 1996 (UNAUDITED)
AND YEAR ENDED MAY 31, 1996


                                                                Nov. 30,     May 31,    Nov. 30,    May 31,    Nov. 30,    May 31,
Increase (Decrease) in Net Assets                                 1996        1996        1996       1996        1996       1996

                                                                                        $ In Thousands
 OPERATIONS
Net investment income ......................................   $  1,309    $  2,878    $  1,539    $  3,047    $  1,398    $  2,702
Net realized gain on investment transactions ...............       --          --           145         346         196         735
Change in net unrealized appreciation
  (depreciation) on investments ............................       --          --         1,310        (671)      1,870      (1,549)
                                                                  -----       -----       -----        ----       -----      ------
Net increase in net assets resulting from operations .......      1,309       2,878       2,994       2,722       3,464       1,888
                                                                  -----       -----       -----       -----       -----       -----


 DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................................     (1,309)     (2,878)     (1,539)     (3,047)     (1,398)     (2,702)
                                                                 ------      ------      ------      ------      ------      ------


 CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................................     37,877      93,329       4,843      12,956      32,252      64,940
Proceeds from reinvestment of distributions ................      1,240       2,751       1,173       2,324       1,055       2,023
Payments for shares redeemed ...............................    (39,113)    (96,996)     (5,739)    (16,958)    (29,828)    (62,081)
                                                                -------     -------      ------     -------     -------     -------
Net increase (decrease) in net assets
  from capital share transactions ..........................          4        (916)        277      (1,678)      3,479       4,882
                                                                      -        ----         ---      ------       -----       -----
Net increase (decrease) in net assets ......................          4        (916)      1,732      (2,003)      5,545       4,068


 NET ASSETS
Beginning of period ........................................     91,118      92,034      62,900      64,903      51,382      47,314
                                                                 ------      ------      ------      ------      ------      ------

End of period ..............................................   $ 91,122    $ 91,118    $ 64,632    $ 62,900    $ 56,927    $ 51,382
                                                               ========    ========    ========    ========    ========    ========


 TRANSACTIONS IN SHARES OF THE FUNDS: (IN THOUSANDS)
Sold .......................................................     37,877      93,329         451       1,197       2,820       5,612
Issued in reinvestment of distributions ....................      1,240       2,751         109         215         108         175
Redeemed ...................................................    (39,113)    (96,996)       (535)     (1,570)     (2,622)     (5,361)
                                                                -------     -------        ----      ------      ------      ------
Net increase (decrease) ....................................          4        (916)         25        (158)        306         426
                                                                =======     =======        ====      ======      ======      ======

See Notes to Financial Statements

Semiannual Report                       Statements of Changes in Net Assets   27


                          NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996 (UNAUDITED)


1. Organization and Summary of Significant Accounting Policies

   Organization--American Century Municipal Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end management investment company. Benham Tax-Free Money Market Fund (Money Market Fund), Benham Intermediate-Term Tax-Free Fund (Intermediate-Term Fund), and Benham Long-Term Tax-Free Fund (Long-Term Fund) (the Funds) are three of the eight funds composing the Trust. The Funds are diversified under the 1940 Act. Their objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Money Market Fund invests primarily in short-term municipal obligations and maintains a weighted average maturity of 60 days or less. The Intermediate-Term Fund invests primarily in intermediate-term municipal obligations and maintains a weighted average maturity from five to ten years. The Long-Term Fund invests primarily in long-term municipal obligations and maintains a weighted average maturity of ten or more years. The Funds may concentrate their investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

   Security Valuations--Securities held by the Money Market Fund are valued at amortized cost, which approximates current market value. Securities held by the Intermediate-Term Fund and the Long-Term Fund (collectively the "Variable-Price Funds") are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

   Security Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

   Investment Income--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premium and original issue discount is amortized daily using the effective interest rate method for the Variable-Price Funds. Market discount is recognized as income upon the sale or maturity of the security for the Variable-Price Funds. Premium and discount are amortized daily on a straight-line basis for securities held by the Money Market Fund.

   Income Tax Status--It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

   Distributions to Shareholders--Distributions from net investment income for the Intermediate-Term Fund and Long-Term Fund are declared daily and distributed monthly. Distribution from net realized gains for these Funds are declared and paid annually. The Money Market Fund's distributions from net investment income are declared and credited daily and distributed monthly. The Money Market Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions.

   At May 31, 1996, accumulated net realized capital loss carryovers of $420,126 for the Intermediate-Term Fund and $427,920 for the Long-Term Fund (expiring 2003 through 2004) may be used to offset future taxable gains.

   The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial reporting and tax purposes.

   Supplementary Information--Certain officers and directors of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

   Futures Contracts--The Variable-Price Funds may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Variable-Price Funds may use futures and option transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures may include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract,


28   Notes to Financial Statements                American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996 (UNAUDITED)

the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------

2. Transactions with Related Parties

   The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule.

          .50% of the first $100 million
          .45% of the next $100 million
          .40% of the next $100 million
          .35% of the next $100 million
          .30% of the next $100 million
          .25% of the next $1 billion
          .24% of the next $1 billion
          .23% of the next $1 billion
          .22% of the next $1 billion
          .21% of the next $1 billion
          .20% of the next $1 billion
         .19% of average daily net assets over $6.5 billion

   The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC. The agreement was formerly with Benham Financial Services, Inc.

   The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding expenses such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to .67% of average daily net assets for the Funds. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is subject to renewal in June 1997.

   The payables to affiliates as of November 30, 1996, based on the above agreements, were as follows:

                              Tax-Free     Intermediate-  Long-Term
                            Money Market     Term Tax-    Tax-Free
                                Fund         Free Fund      Fund
   Investment Advisor ........ $ 33,617      $ 23,942     $ 19,219
   Administrative Services ...   11,867         8,424        7,617
   Transfer Agent ............    3,964         2,691        2,295
                                -------       -------      -------
                               $ 49,448      $ 35,057     $ 29,131
                                =======       =======      =======


   As of November 30, 1996, the Long-Term Fund had invested $801,000 in shares of the Money Market Fund. The terms of the transaction were identical to those with nonrelated entities except that, to avoid duplicative investment advisory fees and administrative fees, the Long-Term Fund did not pay BMC investment advisory fees or ACSC administrative fees with respect to assets invested in shares of the Money Market Fund.

   The Trust has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Trust's shares. This agreement was formerly with Benham Distributors, Inc.

Semiannual Report                            Notes to Financial Statements    29


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996 (UNAUDITED)

--------------------------------------------------------------------------------
3. Investment Transactions

   The aggregate cost of municipal debt obligations purchased (excluding short-term investments) for the six-months ended November 30, 1996, for the Intermediate-Term Fund and Long-Term Fund totaled $8,136,236 and $21,275,790, respectively. The proceeds from sales of municipal debt obligations (excluding short-term investments) for the six months ended November 30, 1996, for the Intermediate-Term Fund and Long-Term Fund totaled $7,026,515 and $13,845,570, respectively.

   As of November 30, 1996, accumulated net unrealized appreciation of the Intermediate-Term Fund and Long-Term Fund were $3,030,291 and $3,582,084 consisting of unrealized appreciation of $3,030,291 and $3,654,076, and unrealized depreciation of $0 and $71,992, respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. Expense Offset Arrangements

   Each Fund's Statement of Operations reflects custodian earnings credits. These amounts are used to offset the custody fees payable by the Funds to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ended May 31, 1996, the ratios of operating expenses to average net assets shown in the Financial Highlights are calculated as if these credits had not been earned.

--------------------------------------------------------------------------------
5. Subsequent Events

   The following name changes became effective January 1, 1997:


                        NEW NAMES                                   FORMER NAMES
   Fund's Issuer:       American Century Municipal Trust            Benham Municipal Trust
   Fund:                American Century - Benham Tax-Free          Benham National Tax-Free Money Market Fund
                        Money Market Fund
                        American Century - Benham                   Benham National Tax-Free Intermediate-Term Fund
                        Intermediate-Term Tax-Free Fund
                        American Century - Benham                   Benham National Tax-Free Long-Term Fund
                        Long-Term Tax-Free Fund
   Parent Company:      American Century Companies, Inc.            Twentieth Century Companies, Inc.
   Distributor:         American Century Investment Services, Inc.  Twentieth Century Securities, Inc.
   Transfer Agent:      American Century Services Corporation       Twentieth Century Services, Inc.

30   Notes to Financial Statements                American Century Investments


                              FINANCIAL HIGHLIGHTS
                              TAX-FREE MONEY MARKET

                                        For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                                1996(1)      1996       1995       1994       1993       1992

PER-SHARE DATA
Net Asset Value,
Beginning of Period ..........................   $1.00      $1.00      $1.00       $1.00      $1.00      $1.00
Income From Investment Operations
  Net Investment Income ......................     .01        .03        .03         .02        .02        .03
                                                   ---        ---        ---         ---        ---        ---
Distributions
  Fom Net Investment Income ..................    (.01)      (.03)      (.03)       (.02)      (.02)      (.03)
                                                  ----       ----       ----        ----       ----       ----
Net Asset Value, End of Period ...............   $1.00      $1.00      $1.00       $1.00      $1.00      $1.00
                                                 =====      =====      =====       =====      =====      =====
  Total Return(2) ............................    1.45%      3.19%      2.95%       1.92%      2.12%      3.48%


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to
  Average Net Assets(3) ......................  .68%(4)       .65%       .66%       .67%       .68%        .57%
  Ratio of Net Investment Income
  to Average Net Assets(3) ................... 2.87%(4)      3.12%      2.88%      1.89%      2.10%       3.40%
  Net Assets, End of Period (in thousands) ...  $91,122    $91,118    $92,034   $109,818   $109,875    $111,112


(1)  Six months ended November 30, 1996.

(2) Total return assumes reinvestment of dividends. Total returns for periods less than one year are not annualized.

(3) The ratios for the periods subsequent to May 31, 1995 include expenses paid through expense offset arrangements.

(4)  Annualized.

See Notes to Financial Statements

Semiannual Report                                      Financial Highlights   31


                              FINANCIAL HIGHLIGHTS
                           INTERMEDIATE-TERM TAX-FREE

                                           For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                                1996(1)      1996       1995       1994       1993       1992


 PER-SHARE DATA
Net Asset Value,
Beginning of Period .........................   $10.66     $10.71     $10.60      $10.90     $10.48     $10.33
Income from Investment Operations
  Net Investment Income .....................      .26        .52        .50         .51        .52        .56
  Net Realized and Unrealized Gain (Loss)
  on Investments ............................      .25       (.05)       .15        (.19)       .53        .27
                                                   ---       ----        ---        ----        ---        ---
  Total From
  Investment Operations .....................      .51        .47        .65         .32       1.05        .83
                                                   ---        ---        ---         ---       ----        ---
Distributions
  Fom Net Investment Income .................     (.26)      (.52)      (.50)       (.51)      (.52)      (.56)
  From Net Realized Gains
  on Investment Transactions ................       --         --       (.04)       (.11)      (.11)      (.12)
                                                  -----      -----      ----        ----       ----       ----
  Total Distributions .......................     (.26)      (.52)      (.54)       (.62)      (.63)      (.68)
                                                  ----       ----       ----        ----       ----       ----
Net Asset Value, End of Period ..............   $10.91     $10.66     $10.71      $10.60     $10.90     $10.48
                                                ======     ======     ======      ======     ======     ======
  Total Return(2) ...........................     4.86%      4.38%      6.40%       2.93%     10.26%      8.28%


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to
  Average Net Assets(3) .....................   .67%(4)       .70%       .66%       .67%       .72%        .65%
  Ratio of Net Investment Income
  to Average Net Assets(3) ..................  4.87%(4)      4.73%      4.82%      4.61%      4.81%       5.38%
  Portfolio Turnover Rate ...................    11.25%     45.98%     47.48%     46.11%     36.31%      84.96%
  Net Assets, End of Period (in thousands) ..   $64,632    $62,900    $64,904    $70,925    $67,550     $44,315

(1)  Six months ended November 30, 1996.
(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.
(3)  The ratios for the periods subsequent to May 31, 1995, include expenses paid through expense offset arrangements.
(4)  Annualized.

See Notes to Financial Statements

32   Financial Highlights                         American Century Investments


                              FINANCIAL HIGHLIGHTS
                               LONG-TERM TAX-FREE

                                              For a Share Outstanding Throughout the Years Ended May 31 (except as noted)

                                                1996(1)      1996       1995       1994       1993       1992


 PER-SHARE DATA
Net Asset Value,
Beginning of Period ........................... $11.29     $11.47     $11.26      $11.92     $11.26     $11.05
Income From Investment Operations
  Net Investment Income .......................    .30        .61        .62         .62        .63        .67
  Net Realized and Unrealized Gain (Loss)
  on Investments ..............................    .43       (.18)       .27        (.42)       .92        .43
                                                   ---       ----        ---        ----        ---        ---
  Total From
  Investment Operations .......................    .73        .43        .89         .20       1.55       1.10
                                                   ---        ---        ---         ---       ----       ----
Distributions
  From Net Investment Income ..................   (.30)      (.61)      (.62)       (.62)      (.63)      (.67)
  From Net Realized Gains on
  Investment Transactions .....................     --        --        (.06)       (.24)      (.26)      (.22)
                                                  -----      -----      ----        ----       ----       ----
  Total Distributions .........................   (.30)      (.61)      (.68)       (.86)      (.89)      (.89)
                                                  ----       ----       ----        ----       ----       ----
Net Asset Value, End of Period ................ $11.72     $11.29     $11.47      $11.26     $11.92     $11.26
                                                ======     ======     ======      ======     ======     ======
  Total Return(2) .............................   6.54%      3.75%      8.29%       1.54%     14.61%     10.42%


 RATIOS/SUPPLEMENTAL DATA
  Ratio of Operating Expenses to
  Average Net Assets(3) ....................... .68%(4)       .70%       .66%       .67%       .72%        .65%
  Ratio of Net Investment Income
  to Average Net Assets(3) ....................5.19%(4)      5.22%      5.59%      5.16%      5.40%       6.00%
  Portfolio Turnover Rate .....................  26.84%     49.17%     34.09%     39.37%    105.14%     148.26%
  Net Assets, End of
  Period (in thousands) ....................... $56,927    $51,382    $47,314    $57,330    $54,241     $42,146

(1)  Six months ended November 30, 1996.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for the periods subsequent to May 31, 1995, include expenses paid through expense offset arrangements.

(4)  Annualized.

See Notes to Financial Statements

Semiannual Report                                      Financial Highlights   33

                                     NOTES

34   Notes                                        American Century Investments

                                     NOTES

Semiannual Report                                                Notes        35


                             BACKGROUND INFORMATION


INVESTMENT PHILOSOPHY & POLICIES

   American Century Investments offers 41 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

   Tax-Free Money Market is a money market fund that seeks as high a level of interest income exempt from regular federal income tax as is consistent with prudent investment management, while seeking to conserve shareholders' capital. There can be no assurance that the fund will be able to maintain a stable net asset value per share.

   Intermediate-Term Tax-Free and Long-Term Tax-Free seek as high a level of interest income exempt from regular federal income tax as is consistent with prudent investment management, while seeking to conserve shareholders' capital.

   An investment in the funds is neither insured nor guaranteed by the U.S. government. There is no assurance that the funds will achieve their respective investment objectives.

COMPARATIVE INDICES

   The indices listed below are used in the report to serve as a comparison for the performance of a fund. They are not investment products available for purchase.

   The Lehman Brothers, Inc. Five-Year Municipal General Obligation Index is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

   The Lehman Brothers, Inc. Long-Term Municipal Bond Index is composed of 8,000 municipal bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1994.

LIPPER RANKINGS

   Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

   The Lipper categories for the Tax-Free funds are:

   Tax-Exempt Money Market Funds (Tax-Free Money Market)--funds that intend to maintain a constant net asset value and that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days.

   Intermediate Municipal Debt Funds (Tax-Free Intermediate-Term)--funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

   General Municipal Debt Funds (Tax-Free Long-Term)--funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings (AAA, AA, A and BBB).



 PORTFOLIO MANAGEMENT TEAM
Vice President & Senior
Municipal Portfolio Manager             Dave MacEwen
Municipal Portfolio Managers            Bryan Karcher, Joel Silva
Municipal Credit Research Manager       Steven Permut
Credit Analysts                         Scott Lord, Bill McClintock

36   Background Information                       American Century Investments


                                    GLOSSARY

RETURNS

   Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

   Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results.

YIELDS

   7-Day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

   7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

   30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annualized percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

BOND PORTFOLIO STRUCTURES

   Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to perform best when the yield curve is moving from steep to flat. (Short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates.)

   Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to perform best when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

INVESTMENT TERMS

   Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

   Coupon--the stated interest rate of a security.

   Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

STATISTICAL TERMINOLOGY

   Market Value--the market value of a fund's investments on a given date.

   Number of Issues--the number of different securities issuances held by a fund on a given date.

   Weighted Average Maturity--measures the average amount of time until the securities in a bond portfolio mature, weighted by dollar amount.

   Average Duration--measures the interest rate sensitivity of a bond portfolio. Measured in years, average duration represents the approximate percentage change in the value of a bond portfolio if interest rates move up or down by one percentage point. Therefore, longer portfolio durations typically mean greater sensitivity to changes in interest rates.

TYPES OF MUNICIPAL SECURITIES

   AMT Paper--instruments with income subject to the federal alternative minimum tax.

   General Obligation (GO) Bonds--securities backed by the taxing power of the issuer.

   Municipal Commercial Paper (CP)--high-grade short-term securities backed by a line of credit from a bank.

   Municipal  Notes--securities with maturities of two years or less.

   Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


Semiannual Report                                           Glossary          37

[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com



American Century Municipal Trust

Investment Manager
Benham Management Corporation
Mountain View, California

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


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